------------------------------------------

                                 $1,700,000,000
                                  CONTIMORTGAGE
                          HOME EQUITY LOAN TRUST 1998-1
                                 HOME EQUITY ABS
                   -------------------------------------------
                             COMPUTATIONAL MATERIALS

The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities or any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will not be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may be not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

MERRILL LYNCH
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the computational Materials and/or assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting device.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.


MERRILL LYNCH
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                       CONTIMORTGAGE HOME EQUITY LOAN TRUST, SERIES 1998-1



Class            Description                    Rating                Size(6)          %Pool
--------------------------------------------------------------------------------------------------------
A-1              Fixed Money Market             P-1/F-1+/A-1+         $103.075         6.06%
A-2(1)           Fixed Seq. PAC                 Aaa/AAA/AAA           $340.466         20.03%
A-3(1)           Fixed Seq. PAC                 Aaa/AAA/AAA           $369.608         21.74%
A-4              Fixed Seq. PAC                 Aaa/AAA/AAA           $126.682         7.45%
A-5              Fixed Seq. PAC                 Aaa/AAA/AAA           $121.211         7.13%
A-6              Fixed Seq. PAC                 Aaa/AAA/AAA           $80.668          4.75%
A-7              Fixed Seq. PAC                 Aaa/AAA/AAA           $110.490         6.50%
A-8(2)           LIBOR Seq. COMP.               Aaa/AAA/AAA           $26.231          1.54%
A-9(3)           Auction Rate Seq. COMP         Aaa/AAA/AAA           $192.425         11.32%
A-10(2)          LIBOR Floater                  Aaa/AAA/AAA           $171.344         10.08%
B                Fixed Subordinate              Baa3/BBB/BBB          $57.800          3.40%
A-11 IO(5)       Interest Only                  Aaa/AAA/AAA           --               --
                                                                    -------------------
                                                                      $1,700.00

                   PRINCIPAL WINDOWS

Class       First        Last        Window         WAL             Pricing                Day  Count
--------------------------------------------------------------------------------------------------------
A-1             1            6       6              0.31            Maturity               Act/360
A-2(1)          7           17       11             0.95            Maturity               30/360
A-3(1)         17           33       17             2.01            Maturity               30/360
A-4            33           43       11             3.08            Maturity               30/360
A-5            43           55       13             4.01            Maturity               30/360
A-6            55           69       15             5.10            Maturity               30/360
A-7            69          129       61             7.40            Maturity               30/360
A-8(2)          6           37       32             1.30            Call/Mat               30/360
A-9(3)         37          178       142            7.53            Maturity               Act/360
A-10(2)         1        87/178      87/178         2.56/2.67       Call/Mat               Act/360
B              37          111       75             5.06            Maturity               30/360
A-11 IO(5)      1           30       30                             Maturity               30/360



(1) A portion or all of the Class A-2 and Class A-3 Certificates may be swapped and issued as LIBOR-based Certificates.

(2) Class A-8 and Class A-10 Certificates are priced to call. The spread to LIBOR for the Class A-8 and Class A-10 Certificates doubles after the clean-up call date.

(3)  The Auction Rate Certificates will be sole managed by Merrill Lynch.

(4) The Class A-10 LIBOR Floater is collateralized by a separate ARM collateral group. All the other Certificates will be collateralized by a combined group of ARM and Fixecd rate collateral.

(5)  The Class A-11 IO will be sole managed by Bear Stearns.

(6) Classes are based upon collateral from 2/23/98 Statistical Calculation Date. See "Pricing Prepayment Speed" on following page.

MERRILL LYNCH
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                                SUMMARY OF TERMS

SELLER AND SERVICER:          ContiMortgage Corporation.

TRUSTEE:                      Manufacturers and Traders Trust Company.

UNDERWRITERS:                 Bear Stearns & Co. Inc. (lead manager),
                              ContiFinancial Services Corp., Credit Suisse First
                              Boston, Greenwich Capital Markets, Inc., Merrill
                              Lynch & Co., Morgan Stanley Dean Witter, and
                              Nomura Securities International, Inc.
                              (co-managers).

FIXED RATE CERTIFICATES:      All the "AAA" Fixed Rate Certificates
                              with the exception of the Class A-1 will be Planned Amortization Class ("PAC") Certificates.
                              The PAC classes will pay principal according to a specified amortization schedule. The "BBB" Fixed
                              Rate Certificates will not be a PAC class and will provide credit support to the "AAA" Fixed and Floating Rate Certificates.

FLOATING RATE CERTIFICATES:   There will be [five] classes of Floating
                              Rate Certificates, each of which is rated "AAA":
                              [the Class A-2 and A-3 up to PAC Certificates
                              (which may be swapped to LIBOR)], the Class A-8
                              LIBOR Companion, the Class A-9 Auction Rate
                              Companion, and the separate Class A-10 LIBOR certificate collateralized by a separate pool of ARMs.

[GRANTOR TRUST CERTIFICATES:  ContiMortgage may choose to include a swap of the Class A-2 and Class A-3 REMIC
                              Certificates. In this case, the Class A-2 and Class A-3 REMIC Certificates will be deposited into ContiMortgage Grantor Trust, Series 1998-A (the "Grantor Trust"). Simultaneously to the deposit of the Class A-2 and Class A-3 REMIC Certificates, Bear Stearns will enter into a swap agreement with, and the Certificate Insurer will issue an insurance policy for, the Grantor Trust. Under the Bear Stearns Swap Agreement, Bear Stearns will be entitled to receive the fixed rate coupon of the Class A-2 and Class A-3 REMIC Certificates, respectively, and be obligated to pay a floating rate of interest on the outstanding principal balance of the Class A-2 and Class A-3 REMIC Certificates, respectively. The Grantor Trust will issue Class A-1 and Class A-2 Certificates with i) principal balances equal to the Class A-2 and Class A-3 REMIC Certificate balances respectively and ii) with a floating rate coupon for the Class A-1 and Class A-2 Certificates, respectively.]

PRICING PREPAYMENT SPEED:     FIXED RATE GROUP: 130% of the prepayment
                              assumption ("PPC") will be applied for pricing purposes. 100% PPC describes prepayments starting at 4.0% CPR in month 1, increasing by 1.455% CPR per month to 20% CPR in month 12, and remaining at 20% CPR thereafter.

                              ADJUSTABLE RATE GROUP: 100% of the
                              prepayment assumption ("PPC") will be applied for pricing purposes. 100% PPC describes prepayments starting at 4.0% CPR in month 1, increasing by 1.824% CPR per month to 35% CPR in month 18, and remaining at 35% CPR thereafter.

PRICING DATE:                 [March 5, 1998].

CUT-OFF DATE:                 Close of Business, March 20, 1998.

EXPECTED SETTLEMENT:          March 26, 1998 through DTC and Euroclear or CEDEL.

DISTRIBUTION DATES:           The 15th of each month, beginning April 1998.

OPTIONAL CALL:                10% Clean-up call (10% of original aggregate
                              loan balances).

MERRILL LYNCH
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

[CAPITALIZED INTEREST
   ACCOUNT:                   On the Closing Date, cash will be
                              deposited in a trust account (the "Capitalized Interest Account") in the name of, and maintained by, the Trustee on behalf of the Trust. The amount on deposit in the Capitalized Interest Account, including the reinvestment income thereon, will be used by the Trustee to fund the excess, if any, of
                              i) the sum of the amount of interest accruing during the first Accrual Period at the weighted average pass through rate of the Fixed Rate Certificates and the Adjustable Rate Certificates over the excess of ii) the actual collections of interest during the related Accrual Period from Loan Group I and Loan Group II less the sum of the Trustee Fee, Servicing Fee, Certificate Insurer Fee, Auction Agent Fee and Broker-Dealer Fee.]

AVAILABLE FUNDS CAP:          The Pass-Through Rate with respect to
                              the adjustable-rate Class A-8 LIBOR and Class A-9
                              Auction Rate companion certificates and the fixed-rate Class A-4 through A-7 PAC certificates will on any payment date equal the lesser of (x) the Pass-Through Rate for such Class and (y) the weighted average Coupon Rate of the Loan Group I
                              Home Equity Loans as of the opening of business on the first day of the related Remittance Period, less the sum of (i) approximately [0.58%] per annum, (ii) after the 6th payment date, 0.50% per annum, (iii) an amount, expressed as an annual percentage rate of the outstanding aggregate Loan
                              Balance of the Loan Group I Home Equity Loans as of the opening of business on the first day of the related Remittance Period, equal to the Auction
                              Agent Fee and the Broker-Dealer Fee for the Class
                              A-9 Auction Rate companion certificates and (iv), for the 1st through 30th Payment Dates, the product of (a) [6.50]% per annum and (b) the Class
                              A-11 IO Notional Principal Amount divided by the outstanding aggregate Loan Balance of the Loan
                              Group I Home Equity Loans as of the opening of business on the first day of the related
                              Remittance Period.

                              The Pass-Through Rate with respect to
                              the Class A-10 LIBOR Adjustable Rate Certificates will on any payment date equal the lesser of (x) the Pass-Through Rate for such Class and (y) the weighted average Coupon Rate of the Loan Group II Home Equity Loans as of the opening of business on the first day of the related Remittance Period, less the sum of (i) approximately [0.58%] per annum and (ii) after the 6th payment date, 0.50% per annum.

                              The Pass-Through Rate with respect to
                              the Class B Certificates will on any payment date equal the lesser of (A) the Pass-Through Rate for the Class B Certificates and (B) the lesser of (a) clause (y) from the preceding paragraph and (b) clause (y) from the second preceding paragraph.

TAX STATUS:                   REMIC (except for the Class A-2 and
                              Class A-3 Certificates which, in the event a swap is used, will be Grantor Trust Certificates).

ERISA ELIGIBILITY:            The Class A certificates are ERISA eligible.

SMMEA ELIGIBILITY:            Only the Class A-10 certificates are
                              expected to be SMMEA eligible.

MERRILL LYNCH
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

TRANSACTION STRUCTURE OVERVIEW

Certificates will be collateralized by loans from 3 collateral pools (fixed-rate pool, adjustable-rate pool 1 and adjustable-rate pool 2) separated into two groups ("Loan Groups"):

- LOAN GROUP I will include all of the fixed rate collateral and the adjustable-rate pool 1, consisting of 2/28 and 3/27 hybrid loans

- LOAN GROUP II will include adjustable-rate pool 2, consisting of 2/28 hybrid loans and 6-month LIBOR loans

COLLATERAL CASH FLOWS FROM LOAN GROUP I WILL BE PRIORITIZED TO PAY THE PAC AND COMPANION CERTIFICATES;

COLLATERAL CASH FLOWS FROM LOAN GROUP II WILL BE PRIORITIZED TO PAY THE CLASS A-10 LIBOR CERTIFICATE;

LOAN GROUP I AND LOAN GROUP II WILL BE CROSS-COLLATERALIZED FOR THE PURPOSES OF ATTAINING A SINGLE OC TARGET AND PAYING DOWN THE SINGLE CLASS OF SUBORDINATED CLASS B CERTIFICATES.

- Principal Collections on each Loan Group (including accelerated cash to build to overcollateralization target) will be allocated as outlined below:

PRIOR TO THE STEPDOWN DATE:

LOAN GROUP I:
100% of the Loan Group I principal collections (including excess interest until the Targeted Overcollateralization Amount is reached) will be allocated (as described on page 6 under "Principal Cashflow Priority") to the Class A-1 through Class A-9 certificates.

LOAN GROUP II:
100% of the Loan Group II principal collections (including excess interest until the Targeted Overcollateralization Amount is reached) will be allocated to the Class A-10 certificates.

WITH RESPECT TO ANY PAYMENT DATE, TO THE EXTENT THE SENIOR ENHANCEMENT PERCENTAGE FOR LOAN GROUP I OR LOAN GROUP II EQUALS OR EXCEEDS THE SENIOR SPECIFIED ENHANCEMENT PERCENTAGE FOR THE RESPECTIVE LOAN GROUPS, SUCH PRINCIPAL (INCLUDING EXCESS INTEREST UNTIL THE TARGETED OVERCOLLATERALIZATION AMOUNT IS REACHED) WILL BE APPLIED TO THE OTHER LOAN GROUP UNTIL THE SENIOR ENHANCEMENT PERCENTAGE EQUALS THE RESPECTIVE SENIOR SPECIFIED ENHANCEMENT PERCENTAGE FOR THE OTHER LOAN GROUP. THERE WILL BE ONLY ONE STEPDOWN DATE AND THE SENIOR SPECIFIED ENHANCEMENT WILL BE THE SAME FOR EACH LOAN GROUP.
ON AND AFTER THE STEPDOWN DATE:

LOAN GROUP I:
Loan Group I principal collections (including excess interest) will be allocated to the Class A-1 through Class A-9 certificates such that the Loan Group I Senior Optimal Balance is maintained.

LOAN GROUP II:
Loan Group II principal collections (including excess interest) will be allocated to the Class A-10 certificates such that the Loan Group II Senior Optimal Balance is maintained.

THE SENIOR OPTIMAL BALANCE WILL BE THE SAME FOR EACH LOAN GROUP.

MERRILL LYNCH
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

Certificate Insurer will wrap the Class A Certificates only.

     Class A-1 will be a rated P-1/ A-1+/ F-1 and will receive 100% of the Loan Group I principal collections until retired, resulting in an expected principal lock-out period of approximately 5 months for the Class A-2 through the A-7 PAC bonds and the Class A-8 LIBOR Companion and Class A-9 Auction Rate Companion bonds.

     The Class A-2 through Class A-7 Certificates will be PAC Certificates:
         1) The Class A-2 through A-7 PAC Certificates will pay principal sequentially according to an expected amortization schedule.
         2) The PAC prepayment bands are expected to be:
              - FRMs - 125% PPC to 175% PPC
              - ARMs - 95% PPC to 130% PPC

     The Class A-8 and Class A-9 Adjustable Rate Certificates will be Companion bonds, with the Class A-9 coupon determined pursuant to monthly Auction Rate Procedures.

The Class A-11 IO interest will be i) calculated on the basis of a Notional Principal Balance equal to the aggregate principal balance of the Class A-6 and Class A-7 Certificates, and ii) payable only from the 1st through 30th Payment Dates at a Pass-Through Rate equal to 6.50% per annum.

CREDIT ENHANCEMENT
COMPONENTS

     CLASS A CREDIT ENHANCEMENT:
          1. Excess cash;
          2. Overcollateralization building up to a requirement of 1.30% of the aggregate original loan balance;
          3. Subordination of Class B certificates, totaling 3.40% of the aggregate original loan balance; 4. Certificate Insurer surety.

    CLASS B CREDIT ENHANCEMENT:
          1. Excess cash;
          2. Overcollateralization building up to a requirement of 1.30% of the aggregate original loan balance.

MERRILL LYNCH
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

EXCESS CASH

Excess cash will equal the difference between the interest payments received on the aggregate home equity loans net of the Servicing Fee, Trustee Fee, Certificate Insurer Fee, Auction Agent Fee and Broker-Dealer Fee (for the Class A-8 only), and Certificate Interest.

OVERCOLLATERALIZATION

THE TARGETED OVERCOLLATERALIZATION AMOUNT MEANS:

1. Before the Stepdown Date, overcollateralization initially builds to 1.30% of the aggregate original loan balance of the Loan Group I and II (subject to the Certificate Insurer performance triggers). TO THE EXTENT THE SENIOR SPECIFIED ENHANCEMENT PERCENTAGE IS ATTAINED FOR ONE LOAN GROUP AND NOT FOR THE OTHER, EXCESS CASH WILL BE REDIRECTED TO HELP ATTAIN THE TARGET FOR THE OTHER LOAN GROUP;
2. On and after the Stepdown Date, and so long as no trigger event is in effect, the overcollateralization will step down monthly to 2.795% of the outstanding aggregate loan balance of Loan Group I and II;
3. The overcollateralization step down will be subject to a floor of 0.50% of the aggregate original loan balance of Loan Groups I and II (subject to Certificate Insurer trigger events).
4. There will be no funding of the overcollateralization for the first 6 months of the transaction (until October 15, 1998).

PRINCIPAL CASHFLOW PRIORITY

     PRINCIPAL COLLECTIONS (INCLUDING ACCELERATED CASH TO BUILD
     OVERCOLLATERALIZATION) WILL BE ALLOCATED BY LOAN GROUP IN THE REPAYMENT OF PRINCIPAL ON THE BONDS IN THE FOLLOWING PRIORITY PRIOR TO THE STEPDOWN DATE IF NO TRIGGER EVENT IS IN EFFECT:


         PRINCIPAL FROM LOAN GROUP I                                       PRINCIPAL FROM LOAN GROUP II
        ---------------------------                                         ----------------------------
     1.  First to the Class A-1                                         1. First to the Class A-10 until the balance is reduced
         until the balance is reduced to zero                              to zero;
         and then sequentially to the PAC Classes
         A-2 through A-7, to their scheduled balance;

     2.  Remaining principal sequentially to the Class A-8 LIBOR
         Floater Companion and then the Class A-9 Auction Rate Floater companion until retired;


     3.  Remaining principal sequentially to the PAC Classes
         A-2 through A-7, until retired;


WITH RESPECT TO ANY PAYMENT DATE, TO THE EXTENT THE SENIOR ENHANCEMENT PERCENTAGE FOR LOAN GROUP I OR LOAN GROUP II EQUALS OR EXCEEDS THE SENIOR SPECIFIED ENHANCEMENT PERCENTAGE FOR THE RESPECTIVE LOAN GROUPS, SUCH PRINCIPAL (INCLUDING EXCESS INTEREST UNTIL THE TARGETED OVERCOLLATERALIZATION AMOUNT IS REACHED) WILL BE APPLIED TO THE OTHER LOAN GROUP UNTIL THE SENIOR ENHANCEMENT PERCENTAGE EQUALS THE RESPECTIVE SENIOR SPECIFIED ENHANCEMENT PERCENTAGE FOR THE OTHER LOAN GROUP. THERE WILL BE ONLY ONE STEPDOWN DATE AND THE SENIOR SPECIFIED ENHANCEMENT WILL BE THE SAME FOR EACH LOAN GROUP.


MERRILL LYNCH
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

     PRINCIPAL COLLECTIONS (INCLUDING ACCELERATED CASH TO BUILD
     OVERCOLLATERALIZATION) WILL BE ALLOCATED BY LOAN GROUP IN THE REPAYMENT OF PRINCIPAL ON THE BONDS IN THE FOLLOWING PRIORITY ON AND AFTER THE STEPDOWN DATE IF NO TRIGGER EVENT IS IN EFFECT:

A. First, determine the "AAA" Principal Distribution Amount per the Subordination Test (as described below); and then:


           PRINCIPAL FROM LOAN GROUP I                                        PRINCIPAL FROM LOAN GROUP II

     1.  First to the Class A-1                                             1. First to the Class A-10 until the balance is reduced
         until the balance is reduced to zero                                  to zero;
         and then sequentially to the PAC Classes
         A-2 through A-7, to their scheduled balance;

     2.  Remaining principal sequentially to the Class A-8 LIBOR
         Floater Companion and then the Class A-9 Auction Rate Floater companion until retired;


     3.  Remaining principal sequentially to the PAC Classes
         A-2 through A-7, until retired;

     4.  Non "AAA" Principal Amounts the Class B                             2. Non "AAA" Principal Amounts the Class B
         Certificates on or after the Step Down Date                            Certificates on or after the Step Down Date
         until retired;                                                         until retired;

     5.  Monthly Excess Cashflow amounts.                                    3. Monthly Excess Cashflow amounts



     COLLECTIONS OF PRINCIPAL (INCLUDING ACCELERATED CASH) ON AND AFTER THE STEPDOWN DATE, AND IF NO TRIGGER EVENT IS IN EFFECT WILL BE ALLOCATED IN THE FOLLOWING PRIORITY:

     Principal payments for Class A certificates and the Class B certificates in accordance with enhancement targets, equal to 2.15 times the initial enhancement for each class:


                                         TARGETED % OF POOL         TARGET CREDIT ENHANCEMENT
Class A                                         89.895%               10.105%
Class B                                         7.310%                2.795%
Overcollateralization                           2.795%
                                                100.00%

MERRILL LYNCH
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

PRINCIPAL CASHFLOW PRIORITY (CLASS B SUBORDINATED CERTIFICATES):
     The Class B Certificates will not receive payments of principal until on and after the Stepdown Date, unless the Class A Certificates have been retired.

SUBORDINATION TEST (TO DETERMINE "AAA" PRINCIPAL DISTRIBUTION AMOUNT):
     Before the Stepdown Date, the Class A Certificates receive 100% of the collateral principal revenues and the excess cash to build to an OC target of 1.30% (based on the aggregate original balance). After the Stepdown Date, the Class A Certificates receive collateral principal to maintain 10.105% credit enhancement.

STEP DOWN DATE:
     The earlier of: (i) the later of (a) the April 2001 Payment Date and (b) the first Payment Date on which the Senior Enhancement Percentage (i.e. the sum of the Subordinated Certificates and OC amount divided by the aggregate of the Fixed and Adjustable Rate Home Equity Loans) is at least 10.105%, and (ii) the Payment Date on which the aggregate Class A Balance has been reduced to zero.

SENIOR ENHANCEMENT PERCENTAGE:
     The percentage obtained by dividing (x) the sum of (i) the aggregate Certificate Principal Balance of the Subordinated Certificates and (ii) the Overcollateralization Amount by (y) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period.

APPLICATION OF MONTHLY EXCESS CASHFLOW AMOUNTS:
     Monthly Excess Cashflow Amounts which equal the sum of Monthly Excess Interest Amounts and Overcollateralization Release Amounts will be allocated in the following priority:
     1.  Class A Interest Carry Forward Amount
     2.  Extra Principal Distribution Amount
     3.  Class B Interest Carry Forward Amount
     4.  Unpaid Class B Realized Loss Amortization Amounts
     5.  Servicer for any unreimbursed Delinquency Advances or Servicing
         Advances
     6.  Class C Certificates
     7.  Class R Certificates

          NOTE: Interest will not accrue or be payable on any written down amounts with respect to the Class B Certificates.

MERRILL LYNCH
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

DELINQUENCY TRIGGER:
     After the Stepdown Date, a Delinquency Trigger Event has occurred if on any Payment Date 50% of the 60+ Day Delinquencies (including Bankruptcies, Foreclosures and REO properties) for Loan Group I and Loan Group II equals or exceeds the Senior Specified Enhancement Percentage (10.105% = 2.15 X 4.70%).

    Upon the occurrence and continuance of a Delinquency Trigger Event, the Class A Certificates will receive 100% of all principal distribution amounts (excluding excess interest).

CUMULATIVE REALIZED LOSS TRIGGER EVENT:

    A Cumulative Realized Loss Trigger Event occurs on any date of determination if the amount of Cumulative Realized Losses expressed as a percentage of the original aggregate loan balance of Loan Group I and Loan Group II equals or exceeds the following amounts:

                    DATE                      PERCENTAGES
            April 1998-March 2000              1.05%
            April 2000-March 2001              1.80%
            April 2001-March 2002              2.40%
            April 2002-March 2003              2.85%
            April 2003 and thereafter         3.00%


     Upon the occurrence and during the continuance of a Cumulative Realized Loss Trigger Event, the overcollateralization amount shall increase to 2.14% of the aggregate original balance of Loan Group I and Loan Group II.

INTEREST CASHFLOW PRIORITY
     INTEREST COLLECTIONS (NET OF SERVICING, CERTIFICATE INSURER FEE, TRUSTEE FEE, AUCTION AGENT FEE AND BROKER-DEALER FEE) WILL BE ALLOCATED IN THE FOLLOWING PRIORITY:

1. Current Interest and Carry-over Interest to the Class A Certificates;
2. Current Interest to the Class B Certificates;
3. To Overcollateralization to build up to its target amount;
4. To Monthly Excess Cashflow Amounts.

MERRILL LYNCH
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                    TERM SHEET (GRANTOR TRUST SERIES 1998-A)
                   (ONLY APPLICABLE IF CLASS A-2 OR CLASS A-3
                    ARE SWAPPED TO LIBOR-BASED CERTIFICATES)

SECURITIES OFFERED:                     Class A-1 and Class A-2
                                        Certificates.

ORIGINAL PRINCIPAL AMT.:                Class A-1: $[340,466,000]
                                        Class A-2 $[369,608,000]

CLASS A-1 CERTIFICATE RATE              One Month LIBOR plus ___ bps
                                        subject to a cap of [10]%.

CLASS A-2 CERTIFICATE RATE              One Month LIBOR plus ___ bps
                                        subject to a cap of [10]%.

INTEREST METHODOLOGY:                   Actual/360.

DISTRIBUTION DATES:                     The 15th of each month,
                                        beginning April 1998.

ACCRUAL PERIOD:                         From the preceding
                                        Distribution Date (or, in the case of
                                        the Initial Distribution Date, from the
                                        Closing Date) to, but not including, the subsequent Distribution Date.

CLOSING DATE:                           March 26, 1998.

TRUSTEE:                                Manufacturers and Traders
                                        Trust Company ("M&T").

TRUST ASSETS:                           Class A-2 and Class A-3
                                        Planned Amortization Class ("PAC") from
                                        ContiMortgage Home Equity Loan Trust;
                                        Series 1998-1; Bear Stearns Swap
                                        Agreement; Certificate Insurer Insurance
                                        Policy.

CLASS A-2 PAC:                          $[340,466,000], [___]% fixed
                                        rate PAC with an expected range of 125%
                                        to 175% PPC on the fixed rate loans and
                                        95% to 130% PPC on the adjustable rate
                                        loans.

CLASS A-3 PAC:                          $[369,608,000], [___]% fixed
                                        rate PAC with an expected range of 125%
                                        to 175% PPC on the fixed rate loans and
                                        95% to 130% PPC on the adjustable rate
                                        loans.

SWAP AGREEMENT.:                        Bear Stearns will make
                                        interest payments i) to the Class A-1
                                        Certificateholders at a rate equal to
                                        one month LIBOR plus ___bps based upon
                                        the actual balance of the Class A-2 PAC
                                        and ii) to the Class A-2
                                        Certificateholders at a rate equal to
                                        one month LIBOR plus ___bps based upon
                                        the actual balance of the Class A-3 PAC.
                                        Bear Stearns will be entitled to receive
                                        i) the fixed rate coupon of the A-2 PAC
                                        based upon the actual balance of the
                                        Class A-2 PAC and ii) the fixed rate
                                        coupon of the A-3 PAC based upon the
                                        actual balance of the Class A-3 PAC.

CERTIFICATE INSURER
  INSURANCE POLICY:                     An insurance policy will
                                        guarantee timely interest and ultimate
                                        principal payments to the holders of the Class A Certificates (the "Grantor Trust
                                        Policy").

MERRILL LYNCH
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

CLASS A DISTRIBUTIONS:                  Class A-1 and Class A-2
                                        Certificates are entitled to principal
                                        and interest distributions on the Class
                                        A-2 and Class A-3 REMIC Certificates as
                                        follows:


Grantor Trust Certificates                           INTEREST                                  PRINCIPAL
Class A-1                          Swapped from a fixed rate to a floating      Distributions of principal will reflect all
                                   rate based upon the actual balance of the    principal distributions on the Class A-2
                                   Class A-2 REMIC Certificates                 REMIC Certificates

Class A-2                          Swapped from a fixed rate to a floating      Distributions of principal will reflect all
                                   rate based upon the actual balance of the    principal distributions on the Class A-3
                                   Class A-3 REMIC Certificates                 REMIC Certificates

MERRILL LYNCH
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                                        HOME EQUITY LOAN              MBIA
                                        TRUST SERIES 1998-1   REMIC
                                                              POLICY

                                   CLASS A-2 (PAC)          CLASS A-3 (PAC)
                                     FIXED RATE               FIXED RATE
                                     CERTIFICATES             CERTIFICATES


                         CLASS A-2 REMIC
                           FIXED [__]%
                          (ACTUAL BALANCE)

                         CLASS A-3 REMIC
                           FIXED [___]%
               BEAR      (ACTUAL BALANCE)
             STEARNS          SWAP
           (RATED A2/A)     AGREEMENT       GRANTOR TRUST 1998-1         MBIA
                         CLASS A-3 REMIC                         GRANTOR
                         LIBOR + [___]%                           TRUST
                         (ACTUAL BALANCE)                        POLICY

                         CLASS A-2 REMIC
                         LIBOR + [___]%
                         (ACTUAL BALANCE)


                              LIBOR + [___]%          LIBOR + [___]%
                         SUBJECT TO A CA OF [10]%  SUBJECT TO A CAP OF [10]%

                              CLASS A-1                CLASS A-2
                            GRANTOR TRUST            GRANTOR TRUST
                         CERTIFICATEHOLDERS       CERTIFICATEHOLDERS

     REMIC Policy - guarantees timely interest and ultimate principal on the Home Equity Loan Trust 1998-1 Certificates offered to investors.

     Grantor Trust Policy - guarantees timely interest and ultimate principal on the Grantor Trust Notes offered to investors.

     Bear Stearns Swap Agreement - obligates Bear Stearns to make interest payments according to the Class A-2 REMIC and Class A-3 REMIC Certificate actual balances.

MERRILL LYNCH
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.


CLASS A-1 (TO MATURITY)
-----------------------------------------------------------------------------------------------------------------------------------
FIXED % PPC          50%            75%            100%              130%             140%           160%            200%
RAMP TO % CPR        10%            15%             20%              26%               28%            32%             40%
ARMS % PPC           50%            67%             83%              100%             107%           120%            160%
RAMP TO % CPR        17.50%         23.45%          29.05%            35.00%           37.45%         42.00%          56.00%
-----------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS) 0.51           0.42            0.36              0.31             0.30           0.27            0.24
FIRST PRINCIPAL      04/15/98       04/15/98        04/15/98          04/15/98         04/15/98       04/15/98        04/15/98
PAYMENT
LAST PRINCIPAL       01/15/99       11/15/98        10/15/98          09/15/98         09/15/98       09/15/98        08/15/98
PAYMENT
PRINCIPAL LOCKOUT    0               0               0                0                 0              0               0
(MONTHS)
PRINCIPAL WINDOW     10              8               7                6                 6              6               5
(MONTHS)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A-2 (TO MATURITY)
-----------------------------------------------------------------------------------------------------------------------------------
FIXED % PPC          50%            75%            100%              130%             140%           160%            200%
RAMP TO % CPR        10%            15%             20%              26%               28%            32%             40%
ARMS % PPC           50%            67%             83%              100%             107%           120%            160%
RAMP TO % CPR        17.50%         23.45%          29.05%           35.00%           37.45%         42.00%          56.00%
-----------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)   1.79         1.34            1.10              0.95             0.95           0.95            0.95
FIRST PRINCIPAL      01/15/99      11/15/98        10/15/98          10/15/98         10/15/98       10/15/98        10/15/98
PAYMENT
LAST PRINCIPAL       02/15/01      04/15/00        11/15/99          08/15/99         08/15/99       08/15/99        08/15/99
PAYMENT
PRINCIPAL LOCKOUT        9             7               6                6                 6              6               6
(MONTHS)
PRINCIPAL WINDOW         26           18              14                11               11             11              11
(MONTHS)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A-3 (TO MATURITY)
-----------------------------------------------------------------------------------------------------------------------------------
FIXED % PPC          50%            75%            100%              130%             140%           160%            200%
RAMP TO % CPR        10%            15%             20%              26%               28%            32%             40%
ARMS % PPC           50%            67%             83%              100%             107%           120%            160%
RAMP TO % CPR        17.50%         23.45%          29.05%            35.00%           37.45%         42.00%          56.00%
-----------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)   4.35           3.11            2.43              2.01             2.01           2.01            1.81
FIRST PRINCIPAL      02/15/01       04/15/00        11/15/99          08/15/99         08/15/99       08/15/99        08/15/99
PAYMENT
LAST PRINCIPAL       03/15/04       07/15/02        07/15/01          12/15/00         12/15/00       12/15/00        07/15/00
PAYMENT
PRINCIPAL LOCKOUT      34             24              19                16               16             16              16
(MONTHS)
PRINCIPAL WINDOW       38             28              21                17               17             17              12

MERRILL LYNCH
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

-----------------------------------------------------------------------------------------------------------------------------------
CLASS A-4 (TO MATURITY)
-----------------------------------------------------------------------------------------------------------------------------------
FIXED % PPC            50%            75%            100%              130%             140%           160%            200%
RAMP TO % CPR          10%            15%             20%              26%               28%            32%             40%
ARMS % PPC             50%            67%             83%              100%             107%           120%            160%
RAMP TO % CPR          17.50%         23.45%          29.05%            35.00%           37.45%         42.00%          56.00%
-----------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)   6.76           4.80            3.70              3.08             3.08           3.08            2.59
FIRST PRINCIPAL        03/15/04       07/15/02        07/15/01          12/15/00         12/15/00       12/15/00        07/15/00
PAYMENT
LAST PRINCIPAL         10/15/05       08/15/03        05/15/02          10/15/01         10/15/01       10/15/01        02/15/01
PAYMENT
PRINCIPAL LOCKOUT        71             51              39                32               32             32              27
(MONTHS)
PRINCIPAL WINDOW         20             14              11                11               11             11               8
(MONTHS)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A-5 (TO MATURITY)
-----------------------------------------------------------------------------------------------------------------------------------
FIXED % PPC              50%            75%            100%              130%             140%           160%            200%
RAMP TO % CPR            10%            15%             20%              26%               28%            32%             40%
ARMS % PPC               50%            67%             83%              100%             107%           120%            160%
RAMP TO % CPR            17.50%         23.45%          29.05%            35.00%           37.45%         42.00%          56.00%
-----------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)     8.47           6.02            4.63              4.01             4.01           4.01            3.40
FIRST PRINCIPAL          10/15/05       08/15/03        05/15/02          10/15/01         10/15/01       10/15/01        02/15/01
PAYMENT
LAST PRINCIPAL           09/15/07       12/15/04        05/15/03          10/15/02         10/15/02       10/15/02        03/15/02
PAYMENT
PRINCIPAL LOCKOUT          90             64              49                42               42             42              34
(MONTHS)
PRINCIPAL WINDOW           24             17              13                13               13             13              14
(MONTHS)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A-6 (TO MATURITY)
-----------------------------------------------------------------------------------------------------------------------------------
FIXED % PPC               50%            75%            100%              130%             140%           160%            200%
RAMP TO % CPR             10%            15%             20%              26%               28%            32%             40%
ARMS % PPC                50%            67%             83%              100%             107%           120%            160%
RAMP TO % CPR             17.50%         23.45%          29.05%            35.00%           37.45%         42.00%          56.00%
-----------------------------------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)      10.17          7.27            5.59              5.10             5.10           5.10            4.39
FIRST PRINCIPAL          09/15/07       12/15/04        05/15/03          10/15/02         10/15/02       10/15/02        03/15/02
PAYMENT
LAST PRINCIPAL           03/15/09       02/15/06        04/15/04          12/15/03         12/15/03       12/15/03        03/15/03
PAYMENT
PRINCIPAL LOCKOUT          113            80              61                54               54             54              47
(MONTHS)
PRINCIPAL WINDOW            19             15              12                15               15             15              13
(MONTHS)
-----------------------------------------------------------------------------------------------------------------------------------

MERRILL LYNCH
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

CLASS A-7 (TO MATURITY)
-----------------------------------------------------------------------------------------------------------------------------------
FIXED % PPC                 50%            75%            100%              130%             140%           160%            200%
RAMP TO % CPR               10%            15%             20%              26%               28%            32%             40%
ARMS % PPC                  50%            67%             83%              100%             107%           120%            160%
RAMP TO % CPR              17.50%         23.45%          29.05%            35.00%           37.45%         42.00%          56.00%
-----------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)       12.23          8.84            7.45              7.40             7.40           7.40            6.46
FIRST PRINCIPAL           03/15/09       02/15/06        04/15/04          12/15/03         12/15/03       12/15/03        03/15/03
PAYMENT
LAST PRINCIPAL            11/15/11       12/15/08        12/15/08          12/15/08         12/15/08       12/15/08        02/15/08
PAYMENT
PRINCIPAL LOCKOUT           131            94              72                68               68             68              59
(MONTHS)
PRINCIPAL WINDOW             33             35              57                61               61             61              60
(MONTHS)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A-8 (TO MATURITY)
-----------------------------------------------------------------------------------------------------------------------------------
FIXED % PPC                  50%            75%            100%              130%             140%           160%            200%
RAMP TO % CPR                10%            15%             20%              26%               28%            32%             40%
ARMS % PPC                   50%            67%             83%              100%             107%           120%            160%
RAMP TO % CPR               17.50%         23.45%          29.05%            35.00%           37.45%         42.00%          56.00%
-----------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)        14.02          10.13           6.82              1.30             0.59           0.47            0.40
FIRST PRINCIPAL            11/15/11       12/15/07        09/15/04          09/15/98         09/15/98       09/15/98        08/15/98
PAYMENT
LAST PRINCIPAL             08/15/12       10/15/08        06/15/05          04/15/01         02/15/99       09/15/98        09/15/98
PAYMENT
PRINCIPAL LOCKOUT            163            116             77                5                 5              5               4
(MONTHS)
PRINCIPAL WINDOW              10             11              10                32                6              1               2
(MONTHS)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A-9 (TO MATURITY)
-----------------------------------------------------------------------------------------------------------------------------------
FIXED % PPC                   50%            75%            100%              130%             140%           160%            200%
RAMP TO % CPR                 10%            15%             20%              26%               28%            32%             40%
ARMS % PPC                    50%            67%             83%              100%             107%           120%            160%
RAMP TO % CPR                17.50%         23.45%          29.05%            35.00%           37.45%         42.00%          56.00%
-----------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)         16.43          13.74           11.05             7.53             5.94           3.15            0.81
FIRST PRINCIPAL             08/15/12       10/15/08        06/15/05          04/15/01         02/15/99       09/15/98      09/15/98
PAYMENT
LAST PRINCIPAL              03/15/24       02/15/19        03/15/15          01/15/13         11/15/12       12/15/10      07/15/99
PAYMENT
PRINCIPAL LOCKOUT             172            126             86                36               10              5               5
(MONTHS)
PRINCIPAL WINDOW              140            125             118              142               166            148             11
(MONTHS)
-----------------------------------------------------------------------------------------------------------------------------------

MERRILL LYNCH
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.


CLASS A-10 (TO MATURITY)
-----------------------------------------------------------------------------------------------------------------------------------
FIXED % PPC                   50%            75%            100%              130%             140%           160%            200%
RAMP TO % CPR                 10%            15%             20%              26%               28%            32%             40%
ARMS % PPC                    50%            67%             83%              100%             107%           120%            160%
RAMP TO % CPR                17.50%         23.45%          29.05%            35.00%           37.45%         42.00%         56.00%
----------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)         5.16           3.93            3.20              2.67             2.49           2.22            1.64
FIRST PRINCIPAL             04/15/98       04/15/98        04/15/98          04/15/98         04/15/98       04/15/98      04/15/98
PAYMENT
LAST PRINCIPAL              03/15/24       02/15/19        03/15/15          01/15/13         11/15/12       12/15/10      02/15/08
PAYMENT
PRINCIPAL LOCKOUT              0              0               0                0                 0              0               0
(MONTHS)
PRINCIPAL WINDOW              312            251             204              178               176            153             119
(MONTHS)
----------------------------------------------------------------------------------------------------------------------------------
CLASS B (TO MATURITY)
-----------------------------------------------------------------------------------------------------------------------------------
FIXED % PPC                   50%            75%            100%              130%             140%           160%            200%
RAMP TO % CPR                 10%            15%             20%              26%               28%            32%             40%
ARMS % PPC                    50%            67%             83%              100%             107%           120%            160%
RAMP TO % CPR                 17.50%         23.45%          29.05%            35.00%           37.45%         42.00%        56.00%
-----------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)          10.94          8.32            6.45              5.06             4.73           4.23           3.60
FIRST PRINCIPAL              03/15/04       07/15/02        07/15/01          04/15/01         04/15/01       04/15/01     04/15/01
PAYMENT
LAST PRINCIPAL               12/15/13       01/15/13        02/15/10          06/15/07         10/15/06       09/15/05     12/15/03
PAYMENT
PRINCIPAL LOCKOUT              71             51              39                36               36             36             36
(MONTHS)
PRINCIPAL WINDOW              118            127             104                75               67             54             33
(MONTHS)
-----------------------------------------------------------------------------------------------------------------------------------


CLASS A-11 IO (TO MATURITY)
-----------------------------------------------------------------------------------------------------------------------------------
FIXED % PPC           50%            75%            100%              130%             140%       160%            200%        220%
RAMP TO % CPR         10%            15%             20%               26%              28%        32%             40%         77%
ARMS % PPC            50%            67%             83%              100%             107%       120%            160%        180%
RAMP TO % CPR        17.50%         23.45%          29.05%           35.00%           37.45%     42.00%         56.00%     63.00%
-----------------------------------------------------------------------------------------------------------------------------------
YIELD AS PRICED TO    6.49%          6.49%           6.49%            6.49%             6.49%    6.49%           6.49%        6.49%
6.50% COUPON
MODIFIED DURATION     1.22           1.22            1.22              1.22             1.22     1.22            1.22         1.22
(YEARS)
FIRST INTEREST        04/15/98       04/15/98        04/15/98          04/15/98        04/15/98  04/15/98      04/15/98   04/15/98
PAYMENT
LAST INTEREST PAYMENT 09/15/00       09/15/00        09/15/00          09/15/00        09/15/00  09/15/00      09/15/00   09/15/00
CASHFLOW WINDOW         30             30              30                30               30      30              30           30
(MONTHS)
-----------------------------------------------------------------------------------------------------------------------------------

MERRILL LYNCH
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

CLASS A-6 (TO CALL)
----------------------------------------------------------------------------------------------------------------------------------
FIXED % PPC                50%           75%                100%           130%       140%                160%               200%
RAMP TO % CPR              10%           15%                20%            26%        28%                  32%                40%
ARMS % PPC                 50%           67%                83%            100%       107%                120%               160%
RAMP TO % CPR              17.50%        23.45%             29.05%         35.00%     37.45%              42.00%             56.00%
----------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)       10.17         7.27               5.59           5.10       5.10                5.10              4.26
FIRST PRINCIPAL            09/15/07      12/15/04           05/15/03       10/15/02   10/15/02           10/15/02          03/15/02
PAYMENT
LAST PRINCIPAL PAYMENT     03/15/09      02/15/06           04/15/04       12/15/03   12/15/03           12/15/03          08/15/02
PRINCIPAL LOCKOUT          113             80                 61             54        54                  54                 47
(MONTHS)
PRINCIPAL WINDOW            19             15                 12             15        15                  15                  6
(MONTHS)
----------------------------------------------------------------------------------------------------------------------------------
CLASS A-7 (TO CALL)
-----------------------------------------------------------------------------------------------------------------------------------
FIXED % PPC                 50%            75%                100%          130%        140%                160%              200%
RAMP TO % CPR               10%            15%                20%            26%         28%                32%                40%
ARMS % PPC                  50%            67%                83%           100%        107%                120%              160%
RAMP TO % CPR               17.50%         23.45%             29.05%        35.00%     37.45%              42.00%            56.00%
-----------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)        12.23           8.84               7.37         6.79        6.46                5.80             4.39
FIRST PRINCIPAL            03/15/09       02/15/06           04/15/04      12/15/03    12/15/03            12/15/03        08/15/02
PAYMENT
LAST PRINCIPAL PAYMENT     11/15/11       12/15/08           06/15/07      06/15/05    11/15/04            01/15/04        08/15/02
PRINCIPAL LOCKOUT           131               94                 72           68          68                  68               52
(MONTHS)
PRINCIPAL WINDOW             33               35                 39           19          12                   2                1
(MONTHS)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A-9 (TO CALL)
-----------------------------------------------------------------------------------------------------------------------------------
FIXED % PPC                  50%             75%               100%          130%       140%                160%               200%
RAMP TO % CPR                10%             15%                20%           26%        28%                32%                40%
ARMS % PPC                   50%             67%                83%          100%       107%                120%               160%
RAMP TO % CPR              17.50%           23.45%            29.05%        35.00%     37.45%              42.00%            56.00%
-----------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)       14.79            11.72               8.89         6.00      4.68                2.54              0.81
FIRST PRINCIPAL            08/15/12        10/15/08           06/15/05      04/15/01  02/15/99            09/15/98         09/15/98
PAYMENT
LAST PRINCIPAL PAYMENT     01/15/13        02/15/10           06/15/07      06/15/05  11/15/04            01/15/04         07/15/99
PRINCIPAL LOCKOUT          172               126                 86           36         10                  5                  5
(MONTHS)
PRINCIPAL WINDOW              6               17                 25           51         70                  65                11
(MONTHS)

MERRILL LYNCH
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

-----------------------------------------------------------------------------------------------------------------------------------
CLASS A-10 (TO CALL)
-----------------------------------------------------------------------------------------------------------------------------------
FIXED % PPC              50%                75%                100%         130%         140%             160%               200%
RAMP TO % CPR            10%                15%                20%          26%           28%              32%                40%
ARMS % PPC               50%                67%                83%          100%         107%             120%               160%
RAMP TO % CPR           17.50%             23.45%             29.05%        35.00%      37.45%          42.00%             56.00%
----------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)     4.98               3.81               3.09         2.56         2.39                2.13           1.59
FIRST PRINCIPAL         04/15/98           04/15/98           04/15/98     04/15/98     04/15/98            04/15/98      04/15/98
PAYMENT
LAST PRINCIPAL PAYMENT  01/15/13           02/15/10           06/15/07     06/15/05    11/15/04            01/15/04       08/15/02
PRINCIPAL LOCKOUT         0                  0                  0             0            0                  0               0
(MONTHS)
PRINCIPAL WINDOW         178                143                111           87           80                  70              53
(MONTHS)
----------------------------------------------------------------------------------------------------------------------------------
CLASS B (TO CALL)
----------------------------------------------------------------------------------------------------------------------------------
FIXED % PPC              50%                75%                100%          130%          140%              160%            200%
RAMP TO % CPR            10%                15%                20%            26%          28%                32%             40%
ARMS % PPC               50%                67%                83%           100%          107%              120%            160%
RAMP TO % CPR            17.50%             23.45%             29.05%      35.00%         37.45%           42.00%          56.00%
----------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)     10.93               8.11               6.27         4.93          4.60                4.12          3.51
FIRST PRINCIPAL         03/15/04           07/15/02           07/15/01     04/15/01      04/15/01            04/15/01      04/15/01
PAYMENT
LAST PRINCIPAL PAYMENT  01/15/13           02/15/10           06/15/07     06/15/05      11/15/04            01/15/04      08/15/02
PRINCIPAL LOCKOUT          71                 51                 39           36            36                  36             36
(MONTHS)
PRINCIPAL WINDOW           107                92                 72           51            44                  34             17
(MONTHS)
-----------------------------------------------------------------------------------------------------------------------------------

MERRILL LYNCH
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.


                                            Percentage of Initial Certificate Balance
CLASS A-1
(TO MATURITY)
FIXED PPC               0%           50%          75%          100%          130%           140%             160%            200%
ARM PPC                 0%           50%          67%           83%          100%           107%             120%            160%
Mar-98                100%          100%         100%          100%          100%           100%              100%           100%
Mar-99                  0%            0%           0%            0%            0%             0%                0%             0%
Mar-00                  0%            0%           0%            0%            0%             0%                0%             0%
Mar-01                  0%            0%           0%            0%            0%             0%                0%             0%
Mar-02                  0%            0%           0%            0%            0%             0%                0%             0%
Mar-03                  0%            0%           0%            0%            0%             0%                0%             0%
Mar-04                  0%            0%           0%            0%            0%             0%                0%             0%
Mar-05                  0%            0%           0%            0%            0%             0%                0%             0%
Mar-06                  0%            0%           0%            0%            0%             0%                0%             0%
Mar-07                  0%            0%           0%            0%            0%             0%                0%             0%
Mar-08                  0%            0%           0%            0%            0%             0%                0%             0%
Mar-09                  0%            0%           0%            0%            0%             0%                0%             0%
Mar-10                  0%            0%           0%            0%            0%             0%                0%             0%
Mar-11                  0%            0%           0%            0%            0%             0%                0%             0%
Mar-12                  0%            0%           0%            0%            0%             0%                0%             0%
Mar-13                  0%            0%           0%            0%            0%             0%                0%             0%
Mar-14                  0%            0%           0%            0%            0%             0%                0%             0%
Mar-15                  0%            0%           0%            0%            0%             0%                0%             0%
Mar-16                  0%            0%           0%            0%            0%             0%                0%             0%
Mar-17                  0%            0%           0%            0%            0%             0%                0%             0%
Mar-18                  0%            0%           0%            0%            0%             0%                0%             0%
Mar-19                  0%            0%           0%            0%            0%             0%                0%             0%
Mar-20                  0%            0%           0%            0%            0%             0%                0%             0%
Mar-21                  0%            0%           0%            0%            0%             0%                0%             0%
Mar-22                  0%            0%           0%            0%            0%             0%                0%             0%
Mar-23                  0%            0%           0%            0%            0%             0%                0%             0%
Mar-24                  0%            0%           0%            0%            0%             0%                0%             0%
Mar-25                  0%            0%           0%            0%            0%             0%                0%             0%
Mar-26                  0%            0%           0%            0%            0%             0%                0%             0%
Mar-27                  0%            0%           0%            0%            0%             0%                0%             0%

Weighted              0.86          0.51         0.42          0.36          0.31           0.30              0.27           0.24
Average
Life Years (1)

(1)       The weighted average life of the Offered Certificates is determined by
          (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) dividing the sum by the initial respective Certificate Principal Balance for such Class of Offered Certificates.

MERRILL LYNCH
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.


                                            Percentage of Initial Certificate Balance

CLASS A-2
(TO MATURITY)
          FIXED PPC      0%        50%           75%           100%           130%         140%             160%            200%
            ARM PPC      0%        50%           67%            83%           100%         107%             120%            160%
           Mar-98       100%       100%         100%           100%           100%         100%              100%            100%
           Mar-99       100%        88%          72%            57%            41%          41%               41%             41%
           Mar-00       100%        39%           5%             0%             0%           0%                0%              0%
           Mar-01       100%         0%           0%             0%             0%           0%                0%              0%
           Mar-02       100%         0%           0%             0%             0%           0%                0%              0%
           Mar-03        97%         0%           0%             0%             0%           0%                0%              0%
           Mar-04        90%         0%           0%             0%             0%           0%                0%              0%
           Mar-05        82%         0%           0%             0%             0%           0%                0%              0%
           Mar-06        73%         0%           0%             0%             0%           0%                0%              0%
           Mar-07        62%         0%           0%             0%             0%           0%                0%              0%
           Mar-08        52%         0%           0%             0%             0%           0%                0%              0%
           Mar-09        41%         0%           0%             0%             0%           0%                0%              0%
           Mar-10        28%         0%           0%             0%             0%           0%                0%              0%
           Mar-11        14%         0%           0%             0%             0%           0%                0%              0%
           Mar-12         0%         0%           0%             0%             0%           0%                0%              0%
           Mar-13         0%         0%           0%             0%             0%           0%                0%              0%
           Mar-14         0%         0%           0%             0%             0%           0%                0%              0%
           Mar-15         0%         0%           0%             0%             0%           0%                0%              0%
           Mar-16         0%         0%           0%             0%             0%           0%                0%              0%
           Mar-17         0%         0%           0%             0%             0%           0%                0%              0%
           Mar-18         0%         0%           0%             0%             0%           0%                0%              0%
           Mar-19         0%         0%           0%             0%             0%           0%                0%              0%
           Mar-20         0%         0%           0%             0%             0%           0%                0%              0%
           Mar-21         0%         0%           0%             0%             0%           0%                0%              0%
           Mar-22         0%         0%           0%             0%             0%           0%                0%              0%
           Mar-23         0%         0%           0%             0%             0%           0%                0%              0%
           Mar-24         0%         0%           0%             0%             0%           0%                0%              0%
           Mar-25         0%         0%           0%             0%             0%           0%                0%              0%
           Mar-26         0%         0%           0%             0%             0%           0%                0%              0%
           Mar-27         0%         0%           0%             0%             0%           0%                0%              0%

Weighted                9.91       1.79         1.34           1.10           0.95         0.95              0.95            0.95
Average
Life Years (1)

(1)       The weighted average life of the Offered Certificates is determined by
          (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) dividing the sum by the initial respective Certificate Principal Balance for such Class of Offered Certificates.

MERRILL LYNCH
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.


                                            Percentage of Initial Certificate Balance
CLASS A-3
(TO MATURITY)

          FIXED PPC       0%        50%          75%       100%            130%             140%             160%            200%
            ARM PPC       0%        50%          67%        83%            100%             107%             120%            160%
           Mar-98       100%       100%         100%       100%            100%             100%             100%            100%
           Mar-99       100%       100%         100%       100%            100%             100%             100%            100%
           Mar-00       100%       100%         100%        75%             48%              48%              48%             28%
           Mar-01       100%        95%          53%        15%              0%               0%               0%              0%
           Mar-02       100%        60%          10%         0%              0%               0%               0%              0%
           Mar-03       100%        28%           0%         0%              0%               0%               0%              0%
           Mar-04       100%         0%           0%         0%              0%               0%               0%              0%
           Mar-05       100%         0%           0%         0%              0%               0%               0%              0%
           Mar-06       100%         0%           0%         0%              0%               0%               0%              0%
           Mar-07       100%         0%           0%         0%              0%               0%               0%              0%
           Mar-08       100%         0%           0%         0%              0%               0%               0%              0%
           Mar-09       100%         0%           0%         0%              0%               0%               0%              0%
           Mar-10       100%         0%           0%         0%              0%               0%               0%              0%
           Mar-11       100%         0%           0%         0%              0%               0%               0%              0%
           Mar-12        99%         0%           0%         0%              0%               0%               0%              0%
           Mar-13         0%         0%           0%         0%              0%               0%               0%              0%
           Mar-14         0%         0%           0%         0%              0%               0%               0%              0%
           Mar-15         0%         0%           0%         0%              0%               0%               0%              0%
           Mar-16         0%         0%           0%         0%              0%               0%               0%              0%
           Mar-17         0%         0%           0%         0%              0%               0%               0%              0%
           Mar-18         0%         0%           0%         0%              0%               0%               0%              0%
           Mar-19         0%         0%           0%         0%              0%               0%               0%              0%
           Mar-20         0%         0%           0%         0%              0%               0%               0%              0%
           Mar-21         0%         0%           0%         0%              0%               0%               0%              0%
           Mar-22         0%         0%           0%         0%              0%               0%               0%              0%
           Mar-23         0%         0%           0%         0%              0%               0%               0%              0%
           Mar-24         0%         0%           0%         0%              0%               0%               0%              0%
           Mar-25         0%         0%           0%         0%              0%               0%               0%              0%
           Mar-26         0%         0%           0%         0%              0%               0%               0%              0%
           Mar-27         0%         0%           0%         0%              0%               0%               0%              0%

Weighted               14.75       4.35         3.11       2.43            2.01             2.01             2.01            1.81
Average
Life Years (1)

(1)       The weighted average life of the Offered Certificates is determined by
          (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) dividing the sum by the initial respective Certificate Principal Balance for such Class of Offered Certificates.

MERRILL LYNCH
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.


                                           Percentage of Initial Certificate Balance
CLASS A-4
(TO MATURITY)
        FIXED PPC         0%        50%          75%        100%        130%           140%           160%             200%
          ARM PPC         0%        50%          67%         83%        100%           107%           120%             160%
           Mar-98       100%       100%         100%        100%        100%            100%           100%                100%
           Mar-99       100%       100%         100%        100%        100%            100%           100%                100%
           Mar-00       100%       100%         100%        100%        100%            100%           100%                100%
           Mar-01       100%       100%         100%        100%         47%             47%            47%                  0%
           Mar-02       100%       100%         100%         14%          0%              0%             0%                  0%
           Mar-03       100%       100%          30%          0%          0%              0%             0%                  0%
           Mar-04       100%       100%           0%          0%          0%              0%             0%                  0%
           Mar-05       100%        34%           0%          0%          0%              0%             0%                  0%
           Mar-06       100%         0%           0%          0%          0%              0%             0%                  0%
           Mar-07       100%         0%           0%          0%          0%              0%             0%                  0%
           Mar-08       100%         0%           0%          0%          0%              0%             0%                  0%
           Mar-09       100%         0%           0%          0%          0%              0%             0%                  0%
           Mar-10       100%         0%           0%          0%          0%              0%             0%                  0%
           Mar-11       100%         0%           0%          0%          0%              0%             0%                  0%
           Mar-12       100%         0%           0%          0%          0%              0%             0%                  0%
           Mar-13         0%         0%           0%          0%          0%              0%             0%                  0%
           Mar-14         0%         0%           0%          0%          0%              0%             0%                  0%
           Mar-15         0%         0%           0%          0%          0%              0%             0%                  0%
           Mar-16         0%         0%           0%          0%          0%              0%             0%                  0%
           Mar-17         0%         0%           0%          0%          0%              0%             0%                  0%
           Mar-18         0%         0%           0%          0%          0%              0%             0%                  0%
           Mar-19         0%         0%           0%          0%          0%              0%             0%                  0%
           Mar-20         0%         0%           0%          0%          0%              0%             0%                  0%
           Mar-21         0%         0%           0%          0%          0%              0%             0%                  0%
           Mar-22         0%         0%           0%          0%          0%              0%             0%                  0%
           Mar-23         0%         0%           0%          0%          0%              0%             0%                  0%
           Mar-24         0%         0%           0%          0%          0%              0%             0%                  0%
           Mar-25         0%         0%           0%          0%          0%              0%             0%                  0%
           Mar-26         0%         0%           0%          0%          0%              0%             0%                  0%
           Mar-27         0%         0%           0%          0%          0%              0%             0%                  0%

Weighted               14.80       6.76         4.80        3.70        3.08            3.08           3.08                2.59
Average
Life
Years (1)

(1)       The weighted average life of the Offered Certificates is determined by
          (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) dividing the sum by the initial respective Certificate Principal Balance for such Class of Offered Certificates.

MERRILL LYNCH
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.


                                           Percentage of Initial Certificate Balance
CLASS A-5  (TO MATURITY)
         FIXED PPC      0%        50%         75%           100%          130%        140%            160%             200%
          ARM PPC       0%        50%         67%           83%           100%        107%            120%             160%
           Mar-98       100%       100%       100%            100%          100%        100%             100%              100%
           Mar-99       100%       100%       100%            100%          100%        100%             100%              100%
           Mar-00       100%       100%       100%            100%          100%        100%             100%              100%
           Mar-01       100%       100%       100%            100%          100%        100%             100%               74%
           Mar-02       100%       100%       100%            100%           48%         48%              48%                0%
           Mar-03       100%       100%       100%             14%            0%          0%               0%                0%
           Mar-04       100%       100%        50%              0%            0%          0%               0%                0%
           Mar-05       100%       100%         0%              0%            0%          0%               0%                0%
           Mar-06       100%        75%         0%              0%            0%          0%               0%                0%
           Mar-07       100%        21%         0%              0%            0%          0%               0%                0%
           Mar-08       100%         0%         0%              0%            0%          0%               0%                0%
           Mar-09       100%         0%         0%              0%            0%          0%               0%                0%
           Mar-10       100%         0%         0%              0%            0%          0%               0%                0%
           Mar-11       100%         0%         0%              0%            0%          0%               0%                0%
           Mar-12       100%         0%         0%              0%            0%          0%               0%                0%
           Mar-13        57%         0%         0%              0%            0%          0%               0%                0%
           Mar-14        37%         0%         0%              0%            0%          0%               0%                0%
           Mar-15        15%         0%         0%              0%            0%          0%               0%                0%
           Mar-16         0%         0%         0%              0%            0%          0%               0%                0%
           Mar-17         0%         0%         0%              0%            0%          0%               0%                0%
           Mar-18         0%         0%         0%              0%            0%          0%               0%                0%
           Mar-19         0%         0%         0%              0%            0%          0%               0%                0%
           Mar-20         0%         0%         0%              0%            0%          0%               0%                0%
           Mar-21         0%         0%         0%              0%            0%          0%               0%                0%
           Mar-22         0%         0%         0%              0%            0%          0%               0%                0%
           Mar-23         0%         0%         0%              0%            0%          0%               0%                0%
           Mar-24         0%         0%         0%              0%            0%          0%               0%                0%
           Mar-25         0%         0%         0%              0%            0%          0%               0%                0%
           Mar-26         0%         0%         0%              0%            0%          0%               0%                0%
           Mar-27         0%         0%         0%              0%            0%          0%               0%                0%

Weighted               15.71       8.47       6.02            4.63          4.01        4.01             4.01              3.40
Average
Life
Years (1)

(1)       The weighted average life of the Offered Certificates is determined by
          (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) dividing the sum by the initial respective Certificate Principal Balance for such Class of Offered Certificates.
MERRILL LYNCH
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.


                                           Percentage of Initial Certificate Balance
CLASS A-6  (TO MATURITY)
         FIXED PPC      0%       50%          75%         100%       130%           140%            160%               200%
           ARM PPC      0%       50%          67%          83%       100%           107%            120%               160%
           Mar-98       100%      100%        100%          100%       100%           100%              100%               100%
           Mar-99       100%      100%        100%          100%       100%           100%              100%               100%
           Mar-00       100%      100%        100%          100%       100%           100%              100%               100%
           Mar-01       100%      100%        100%          100%       100%           100%              100%               100%
           Mar-02       100%      100%        100%          100%       100%           100%              100%                90%
           Mar-03       100%      100%        100%          100%        56%            56%               56%                 0%
           Mar-04       100%      100%        100%            3%         0%             0%                0%                 0%
           Mar-05       100%      100%         73%            0%         0%             0%                0%                 0%
           Mar-06       100%      100%          0%            0%         0%             0%                0%                 0%
           Mar-07       100%      100%          0%            0%         0%             0%                0%                 0%
           Mar-08       100%       60%          0%            0%         0%             0%                0%                 0%
           Mar-09       100%        0%          0%            0%         0%             0%                0%                 0%
           Mar-10       100%        0%          0%            0%         0%             0%                0%                 0%
           Mar-11       100%        0%          0%            0%         0%             0%                0%                 0%
           Mar-12       100%        0%          0%            0%         0%             0%                0%                 0%
           Mar-13       100%        0%          0%            0%         0%             0%                0%                 0%
           Mar-14       100%        0%          0%            0%         0%             0%                0%                 0%
           Mar-15       100%        0%          0%            0%         0%             0%                0%                 0%
           Mar-16        87%        0%          0%            0%         0%             0%                0%                 0%
           Mar-17        46%        0%          0%            0%         0%             0%                0%                 0%
           Mar-18         5%        0%          0%            0%         0%             0%                0%                 0%
           Mar-19         0%        0%          0%            0%         0%             0%                0%                 0%
           Mar-20         0%        0%          0%            0%         0%             0%                0%                 0%
           Mar-21         0%        0%          0%            0%         0%             0%                0%                 0%
           Mar-22         0%        0%          0%            0%         0%             0%                0%                 0%
           Mar-23         0%        0%          0%            0%         0%             0%                0%                 0%
           Mar-24         0%        0%          0%            0%         0%             0%                0%                 0%
           Mar-25         0%        0%          0%            0%         0%             0%                0%                 0%
           Mar-26         0%        0%          0%            0%         0%             0%                0%                 0%
           Mar-27         0%        0%          0%            0%         0%             0%                0%                 0%

Weighted               18.90     10.17        7.27          5.59       5.10           5.10              5.10               4.39
Average
Life
Years (1)

(1)       The weighted average life of the Offered Certificates is determined by
          (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) dividing the sum by the initial respective Certificate Principal Balance for such Class of Offered Certificates.

MERRILL LYNCH
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.


                                           Percentage of Initial Certificate Balance
CLASS A-7
      (TO MATURITY)
        FIXED PPC     0%        50%        75%           100%        130%          140%            160%                200%
          ARM PPC     0%        50%        67%            83%        100%          107%            120%                160%
           Mar-98     100%        100%       100%           100%       100%           100%              100%               100%
           Mar-99     100%        100%       100%           100%       100%           100%              100%               100%
           Mar-00     100%        100%       100%           100%       100%           100%              100%               100%
           Mar-01     100%        100%       100%           100%       100%           100%              100%               100%
           Mar-02     100%        100%       100%           100%       100%           100%              100%               100%
           Mar-03     100%        100%       100%           100%       100%           100%              100%                96%
           Mar-04     100%        100%       100%           100%        87%            87%               87%                55%
           Mar-05     100%        100%       100%            53%        53%            53%               53%                29%
           Mar-06     100%        100%        91%            29%        29%            29%               29%                13%
           Mar-07     100%        100%        39%            14%        14%            14%               14%                 5%
           Mar-08     100%        100%         5%             5%         5%             5%                5%                 0%
           Mar-09     100%         98%         0%             0%         0%             0%                0%                 0%
           Mar-10     100%         57%         0%             0%         0%             0%                0%                 0%
           Mar-11     100%         21%         0%             0%         0%             0%                0%                 0%
           Mar-12     100%          0%         0%             0%         0%             0%                0%                 0%
           Mar-13     100%          0%         0%             0%         0%             0%                0%                 0%
           Mar-14     100%          0%         0%             0%         0%             0%                0%                 0%
           Mar-15     100%          0%         0%             0%         0%             0%                0%                 0%
           Mar-16     100%          0%         0%             0%         0%             0%                0%                 0%
           Mar-17     100%          0%         0%             0%         0%             0%                0%                 0%
           Mar-18     100%          0%         0%             0%         0%             0%                0%                 0%
           Mar-19      85%          0%         0%             0%         0%             0%                0%                 0%
           Mar-20      63%          0%         0%             0%         0%             0%                0%                 0%
           Mar-21      40%          0%         0%             0%         0%             0%                0%                 0%
           Mar-22      14%          0%         0%             0%         0%             0%                0%                 0%
           Mar-23       0%          0%         0%             0%         0%             0%                0%                 0%
           Mar-24       0%          0%         0%             0%         0%             0%                0%                 0%
           Mar-25       0%          0%         0%             0%         0%             0%                0%                 0%
           Mar-26       0%          0%         0%             0%         0%             0%                0%                 0%
           Mar-27       0%          0%         0%             0%         0%             0%                0%                 0%

Weighted             22.52       12.23       8.84           7.45       7.40           7.40              7.40               6.46
Average Life
Years (1)

(1)       The weighted average life of the Offered Certificates is determined by
          (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) dividing the sum by the initial respective Certificate Principal Balance for such Class of Offered Certificates.

MERRILL LYNCH
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.


                                           Percentage of Initial Certificate Balance
CLASS A-8
      (TO MATURITY)
        FIXED PPC     0%        50%       75%           100%         130%           140%            160%               200%
          ARM PPC     0%        50%       67%            83%         100%           107%            120%               160%
           Mar-98     100%        100%      100%            100%        100%            100%             100%              100%
           Mar-99     100%        100%      100%            100%         57%              0%               0%                0%
           Mar-00     100%        100%      100%            100%         17%              0%               0%                0%
           Mar-01     100%        100%      100%            100%          3%              0%               0%                0%
           Mar-02     100%        100%      100%            100%          0%              0%               0%                0%
           Mar-03     100%        100%      100%            100%          0%              0%               0%                0%
           Mar-04     100%        100%      100%            100%          0%              0%               0%                0%
           Mar-05     100%        100%      100%             24%          0%              0%               0%                0%
           Mar-06     100%        100%      100%              0%          0%              0%               0%                0%
           Mar-07     100%        100%      100%              0%          0%              0%               0%                0%
           Mar-08     100%        100%       65%              0%          0%              0%               0%                0%
           Mar-09     100%        100%        0%              0%          0%              0%               0%                0%
           Mar-10     100%        100%        0%              0%          0%              0%               0%                0%
           Mar-11     100%        100%        0%              0%          0%              0%               0%                0%
           Mar-12     100%         50%        0%              0%          0%              0%               0%                0%
           Mar-13     100%          0%        0%              0%          0%              0%               0%                0%
           Mar-14     100%          0%        0%              0%          0%              0%               0%                0%
           Mar-15     100%          0%        0%              0%          0%              0%               0%                0%
           Mar-16     100%          0%        0%              0%          0%              0%               0%                0%
           Mar-17     100%          0%        0%              0%          0%              0%               0%                0%
           Mar-18     100%          0%        0%              0%          0%              0%               0%                0%
           Mar-19     100%          0%        0%              0%          0%              0%               0%                0%
           Mar-20     100%          0%        0%              0%          0%              0%               0%                0%
           Mar-21     100%          0%        0%              0%          0%              0%               0%                0%
           Mar-22     100%          0%        0%              0%          0%              0%               0%                0%
           Mar-23      38%          0%        0%              0%          0%              0%               0%                0%
           Mar-24       0%          0%        0%              0%          0%              0%               0%                0%
           Mar-25       0%          0%        0%              0%          0%              0%               0%                0%
           Mar-26       0%          0%        0%              0%          0%              0%               0%                0%
           Mar-27       0%          0%        0%              0%          0%              0%               0%                0%

Weighted             24.91       14.02     10.13            6.82        1.30            0.59             0.47              0.40
Average Life
Years (1)

(1)       The weighted average life of the Offered Certificates is determined by
          (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) dividing the sum by the initial respective Certificate Principal Balance for such Class of Offered Certificates.

MERRILL LYNCH
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.


                                           Percentage of Initial Certificate Balance
CLASS A-9  (TO MATURITY)
         FIXED PPC      0%         50%           75%           100%          130%           140%          160%           200%
           ARM PPC      0%         50%           67%           83%           100%           107%          120%           160%
            Mar-98       100%        100%           100%          100%          100%            100%         100%          100%
            Mar-99       100%        100%           100%          100%          100%             96%          74%           27%
            Mar-00       100%        100%           100%          100%          100%             81%          41%            0%
            Mar-01       100%        100%           100%          100%          100%             77%          33%            0%
            Mar-02       100%        100%           100%          100%           84%             63%          26%            0%
            Mar-03       100%        100%           100%          100%           73%             54%          22%            0%
            Mar-04       100%        100%           100%          100%           60%             44%          18%            0%
            Mar-05       100%        100%           100%          100%           49%             35%          14%            0%
            Mar-06       100%        100%           100%           87%           40%             29%          12%            0%
            Mar-07       100%        100%           100%           72%           32%             23%           9%            0%
            Mar-08       100%        100%           100%           59%           25%             18%           7%            0%
            Mar-09       100%        100%            91%           47%           19%             13%           5%            0%
            Mar-10       100%        100%            74%           36%           12%              7%           2%            0%
            Mar-11       100%        100%            60%           26%            7%              4%           0%            0%
            Mar-12       100%        100%            48%           19%            4%              1%           0%            0%
            Mar-13       100%         40%            15%            3%            0%              0%           0%            0%
            Mar-14       100%         33%            11%            1%            0%              0%           0%            0%
            Mar-15       100%         27%             8%            0%            0%              0%           0%            0%
            Mar-16       100%         21%             5%            0%            0%              0%           0%            0%
            Mar-17       100%         16%             3%            0%            0%              0%           0%            0%
            Mar-18       100%         12%             1%            0%            0%              0%           0%            0%
            Mar-19       100%          9%             0%            0%            0%              0%           0%            0%
            Mar-20       100%          7%             0%            0%            0%              0%           0%            0%
            Mar-21       100%          5%             0%            0%            0%              0%           0%            0%
            Mar-22       100%          3%             0%            0%            0%              0%           0%            0%
            Mar-23       100%          1%             0%            0%            0%              0%           0%            0%
            Mar-24        88%          0%             0%            0%            0%              0%           0%            0%
            Mar-25        68%          0%             0%            0%            0%              0%           0%            0%
            Mar-26        47%          0%             0%            0%            0%              0%           0%            0%
            Mar-27        22%          0%             0%            0%            0%              0%           0%            0%

Weighted                27.75       16.43          13.74         11.05          7.53            5.94         3.15          0.81
Average Life
Years (1)

(1)       The weighted average life of the Offered Certificates is determined by
          (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) dividing the sum by the initial respective Certificate Principal Balance for such Class of Offered Certificates.

MERRILL LYNCH
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.


                                           Percentage of Initial Certificate Balance
 CLASS A-10 (TO MATURITY)
         FIXED PPC       0%         50%           75%         100%           130%           140%          160%          200%
           ARM PPC       0%         50%           67%          83%           100%           107%          120%          160%
            Mar-98        100%         100%         100%         100%           100%            100%         100%          100%
            Mar-99         98%          88%          85%          82%            79%             77%          75%           66%
            Mar-00         98%          72%          64%          57%            50%             47%          42%           27%
            Mar-01         97%          58%          48%          39%            30%             27%          22%            9%
            Mar-02         97%          47%          35%          28%            20%             18%          14%            5%
            Mar-03         96%          38%          27%          19%            13%             11%           8%            2%
            Mar-04         95%          30%          21%          14%             9%              7%           5%            1%
            Mar-05         94%          26%          16%          10%             6%              4%           3%            0%
            Mar-06         93%          21%          12%           7%             4%              3%           1%            0%
            Mar-07         92%          17%           9%           5%             2%              2%           1%            0%
            Mar-08         91%          14%           7%           3%             1%              1%           0%            0%
            Mar-09         90%          11%           5%           2%             1%              1%           0%            0%
            Mar-10         89%           9%           4%           2%             0%              0%           0%            0%
            Mar-11         87%           7%           3%           1%             0%              0%           0%            0%
            Mar-12         85%           6%           2%           1%             0%              0%           0%            0%
            Mar-13         79%           5%           1%           0%             0%              0%           0%            0%
            Mar-14         77%           4%           1%           0%             0%              0%           0%            0%
            Mar-15         75%           3%           1%           0%             0%              0%           0%            0%
            Mar-16         72%           2%           0%           0%             0%              0%           0%            0%
            Mar-17         69%           2%           0%           0%             0%              0%           0%            0%
            Mar-18         66%           1%           0%           0%             0%              0%           0%            0%
            Mar-19         62%           1%           0%           0%             0%              0%           0%            0%
            Mar-20         57%           1%           0%           0%             0%              0%           0%            0%
            Mar-21         53%           0%           0%           0%             0%              0%           0%            0%
            Mar-22         47%           0%           0%           0%             0%              0%           0%            0%
            Mar-23         41%           0%           0%           0%             0%              0%           0%            0%
            Mar-24         34%           0%           0%           0%             0%              0%           0%            0%
            Mar-25         27%           0%           0%           0%             0%              0%           0%            0%
            Mar-26         18%           0%           0%           0%             0%              0%           0%            0%
            Mar-27          8%           0%           0%           0%             0%              0%           0%            0%

Weighted                 21.39         5.16         3.93         3.20           2.67            2.49         2.22          1.64
Average Life
Years (1)

(1)       The weighted average life of the Offered Certificates is determined by
          (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) dividing the sum by the initial respective Certificate Principal Balance for such Class of Offered Certificates.

MERRILL LYNCH
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.


                                           Percentage of Initial Certificate Balance
CLASS B
(TO MATURITY)
        FIXED PPC      0%           50%          75%         100%           130%           140%           160%          200%
          ARM PPC      0%           50%          67%          83%           100%           107%           120%          160%
           Mar-98        100%         100%         100%         100%           100%           100%            100%          100%
           Mar-99        100%         100%         100%         100%           100%           100%            100%          100%
           Mar-00        100%         100%         100%         100%           100%           100%            100%          100%
           Mar-01        100%         100%         100%         100%           100%           100%            100%          100%
           Mar-02        100%         100%         100%          84%            63%            57%             46%           23%
           Mar-03        100%         100%          87%          65%            45%            39%             26%            7%
           Mar-04        100%         100%          71%          50%            29%            23%             12%            0%
           Mar-05        100%          87%          58%          38%            17%            11%              3%            0%
           Mar-06        100%          75%          48%          26%             8%             3%              0%            0%
           Mar-07        100%          65%          39%          17%             1%             0%              0%            0%
           Mar-08        100%          56%          29%           9%             0%             0%              0%            0%
           Mar-09        100%          49%          21%           4%             0%             0%              0%            0%
           Mar-10        100%          42%          14%           0%             0%             0%              0%            0%
           Mar-11        100%          35%           9%           0%             0%             0%              0%            0%
           Mar-12        100%          27%           4%           0%             0%             0%              0%            0%
           Mar-13         86%           2%           0%           0%             0%             0%              0%            0%
           Mar-14         83%           0%           0%           0%             0%             0%              0%            0%
           Mar-15         78%           0%           0%           0%             0%             0%              0%            0%
           Mar-16         73%           0%           0%           0%             0%             0%              0%            0%
           Mar-17         68%           0%           0%           0%             0%             0%              0%            0%
           Mar-18         63%           0%           0%           0%             0%             0%              0%            0%
           Mar-19         59%           0%           0%           0%             0%             0%              0%            0%
           Mar-20         54%           0%           0%           0%             0%             0%              0%            0%
           Mar-21         50%           0%           0%           0%             0%             0%              0%            0%
           Mar-22         44%           0%           0%           0%             0%             0%              0%            0%
           Mar-23         38%           0%           0%           0%             0%             0%              0%            0%
           Mar-24         30%           0%           0%           0%             0%             0%              0%            0%
           Mar-25         20%           0%           0%           0%             0%             0%              0%            0%
           Mar-26          9%           0%           0%           0%             0%             0%              0%            0%
           Mar-27          0%           0%           0%           0%             0%             0%              0%            0%

Weighted                22.10        10.94         8.32         6.45           5.06           4.73            4.23          3.60
Average
Life Years (1)

(1)       The weighted average life of the Offered Certificates is determined by
          (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) dividing the sum by the initial respective Certificate Principal Balance for such Class of Offered Certificates.

MERRILL LYNCH
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                               COLLATERAL SUMMARY

        Collateral statistics are based on pools as of 2/23/98 ("Statistical Calculation Date"). The statistics of the pools as of the Closing Date may vary.


                                      FIXED RATE POOL                                     ARM Pool

TOTAL                             $985,610,830.81                                    $296,920,926.29
OUTSTANDING
BALANCE:

NUMBER OF LOANS:                  15,273                                              3,107

AVERAGE
REMAINING BALANCE:                $64,532.89                                         $95,565.15

INTEREST RATE                     100.00% fixed rate loans                           $ 36,805,359.17    3/27 (GROUP I)
INDEX:                            (GROUP I)                                          $125,312,679.74    2/28 (GROUP I)
                                                                                      $87,835,874.41    2/28 (GROUP II)
                                                                                      $46,967,012.97    6-m LIBOR (GROUP II)

AMORTIZATION METHOD:              53.40% fully amortizing                            100% fully amortizing
                                  /46.60% balloons

WA GROSS COUPON:                  10.68% (range:  7.10% - (20.49%)                   10.15% (range:  6.13% - 14.75%)

WA GROSS MARGIN
/WA LIFE  CAP:                    N/A                                                6.21% / 16.37%

WA PERIODIC
INTEREST
RATE CAPS:                       N/A                                                1.047%

WA MONTHS TO
ROLL:                            N/A                                                20.5 months

ORIGINAL                         231.89 months (range:  48                          359.90 (range: 180 - 360
WEIGHTED                         - 360 months)                                      months)
AVERAGE TERM:

REMAINING                        229.61 (range: 44 - 360                            357.80 (range: 176 - 360
WEIGHTED                         months)                                            months)
AVERAGE TERM:

SEASONING:                       2.27 months (range: 0 - 33                         2.10 months (range: 0 - 17
                                 months)                                            months)

LIEN POSITION:                   93.83% first / 6.17% second                        100% first lien

ORIGINAL LTV                     74.12% (range:  2.00% -                            79.38% (range: 14.00% -
RATIO:                           100.00%)                                           100.00%)

ORIGINAL CLTV                    77.21% (range:  2.00% -                            N/A
RATIO:                           100.00%)

WA DEBT TO                       38.36% (range:  2.00% -                            39.75% (range: 6.00% -
INCOME RATIO:                    78.00%)                                            61.00%)

CREDIT GRADE:                     61.44% A, 22.46% B, 13.40%                         61.35% A, 24.52% B, 12.42%
                                  C, 2.70% D                                         C, 1.70% D

DOCUMENTATION:                    80.43% full doc, 8.50%                             79.46% full doc, 10.67% no
                                  FNMA, 7.12% limited  doc,                          doc, 9.61% limited  doc,
                                  3.95% no doc                                       0.26% FNMA

PROPERTY TYPE:                    89.61% single family,                              87.92% single family,
                                  5.96% 2-4 family,                                  3.56% PUD, 5.67% 2-4
                                  1.23% PUD, 3.21% other                             family, 2.85% other

OWNER OCCUPANCY:                  95.84% owner occupied,                             95.04% owner occupied,
                                  4.16% investor owned                               4.96% investor owned

LOAN PURPOSE:                     72.32% debt consolidation                          51.35% debt consolidation
                                  and home improvement,                             and home  improvement,
                                  8.19% purchase, 19.49%                             33.13% purchase, 15.51%
                                  other                                              other

GEOGRAPHIC                        MI (10.73%), OH (9.41%),                           CA (16.14%),  MI (12.07%),
DISTRIBUTION:                     IL (7.54%), NC  (6.80%),                           FL (6.00%), IL  (5.70%),
                                  PA (6.26%), NY (5.96%), FL                         TX  (5.62%), UT: (5.23%),
                                  (5.55%),  with all other                           OH (5.11%),  with all
                                  remaining states under                             other remaining states
                                  5.00%                                              under 5.00%

MERRILL LYNCH
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

-------------------------------------------------------------------------------
                             Computational Material
               ContiMortgage Home Equity Loan Trust Series 1998-1
-------------------------------------------------------------------------------

FIXED RATE COLLATERAL

       Geographic Distribution of Mortgaged Properties - Fixed Rate Loans

            Number of                 Aggregate            % of Aggregate
State      Home Equity Loans          Loan Balance         Loan Balance

Arizona               177            $11,344,785.81         1.15 %
Arkansas               90              4,204,959.54         0.43
California            398             39,748,111.38         4.03
Colorado              161             12,105,109.88         1.23
Connecticut           108             10,152,387.93         1.03
Delaware               25              1,677,614.58         0.17
District of Columbia   43              3,497,726.73         0.35
Florida               892             54,703,310.85         5.55
Georgia               523             35,212,944.75         3.57
Hawaii                  9              1,378,815.69         0.14
Idaho                  27              1,626,066.01         0.16
Illinois            1,128             74,283,040.93         7.54
Indiana               836             44,350,127.61         4.50
Iowa                   59              3,010,775.81         0.31
Kansas                 72              3,940,148.31         0.40
Kentucky              347             18,443,489.88         1.87
Louisiana             138              6,612,888.99         0.67
Maine                  21              1,410,811.65         0.14
Maryland              402             29,889,634.73         3.03
Massachusetts         356             26,580,573.77         2.70
Michigan            1,952            105,762,752.00        10.73
Minnesota             152             10,289,957.69         1.04
Mississippi            88              4,219,155.31         0.43
Missouri              337             18,175,080.21         1.84
Montana                20              1,666,155.99         0.17
Nebraska               36              1,979,569.50         0.20
Nevada                 57              5,017,020.44         0.51
New Hampshire          44              3,475,717.24         0.35
New Jersey            424             38,234,417.33         3.88
New Mexico            134              8,278,812.53         0.84
New York              668             58,749,951.83         5.96
North Carolina      1,119             66,976,957.71         6.80
North Dakota            1                 38,237.20         0.00
Ohio                1,502             92,794,488.07         9.41
Oklahoma               66              3,308,017.83         0.34
Oregon                 99              8,252,428.53         0.84
Pennsylvania        1,013             61,673,895.42         6.26
Rhode Island           76              5,611,372.17         0.57
South Carolina        380             20,453,175.22         2.08
South Dakota            3                126,278.15         0.01
Tennessee             280             17,759,056.70         1.80
Texas                 196             13,541,366.99         1.37
Utah                   91              7,877,822.66         0.80
Vermont                 3                289,447.50         0.03
Virginia              349             21,470,976.32         2.18
Washington            132             11,270,744.30         1.14
West Virginia          72              3,868,450.84         0.39
Wisconsin             159              9,782,691.15         0.99
Wyoming                 8                493,509.15         0.05

                   15,273           $985,610,830.81       100.00%
                   -------         ----------------      ---------


MERRILL LYNCH
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

-------------------------------------------------------------------------------
                             Computational Material
               ContiMortgage Home Equity Loan Trust Series 1998-1
-------------------------------------------------------------------------------

FIXED RATE COLLATERAL

Original Loan-to-Value Ratios - Fixed Rate Loans

Range of                  Number of       Aggregate       % of Aggregate
Original LTV's            Home Equity     Loan Balance    Loan Balance
                             Loans
0.00    -        5.00 %           5        $109,820.49        0.01 %
5.01    -       10.00            98       1,817,154.48        0.18
10.01   -       15.00           355       8,309,932.61        0.84
15.01   -       20.00           532      14,308,211.48        1.45
20.01   -       25.00           391      13,176,541.67        1.34
25.01   -       30.00           307      11,708,374.36        1.19
30.01   -       35.00           259       9,700,716.21        0.98
35.01   -       40.00           272      11,222,335.37        1.14
40.01   -       45.00           281      12,221,038.36        1.24
45.01   -       50.00           435      16,705,231.10        1.69
50.01   -       55.00           377      18,440,626.24        1.87
55.01   -       60.00           557      27,562,944.67        2.80
60.01   -       65.00           747      43,875,932.43        4.45
65.01   -       70.00         1,195      70,532,726.71        7.16
70.01   -       75.00         1,612     105,189,076.18       10.67
75.01   -       80.00         3,814     276,247,252.67       28.03
80.01   -       85.00         2,483     201,074,039.24       20.40
85.01   -       90.00         1,548     142,983,582.60       14.51
90.01   -       95.00             3         304,840.27        0.03
95.01   -       100.00            2         120,453.67        0.01

                             15,273    $985,610,830.81      100.00 %
                            --------  -------------------   --------
Min:                            2.00
Max:                          100.00
Weighted Average:              74.12
-------------------


MERRILL LYNCH
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

FIXED RATE COLLATERAL

                Combined Loan-to-Value Ratios - Fixed Rate Loans

Range of                   Number of       Aggregate       % of Aggregate
Original CLTV's            Home Equity   Loan Balance       Loan Balance
                           Loans

0.00    -        5.00 %         2          $55,775.85          0.01  %
5.01    -       10.00           5           66,661.84          0.01
10.01   -       15.00           21         398,880.08          0.04
15.01   -       20.00           41         951,958.55          0.10
20.01   -       25.00           67       1,746,060.24          0.18
25.01   -       30.00           99       3,058,496.42          0.31
30.01   -       35.00           139      4,737,005.39          0.48
35.01   -       40.00           192      7,221,368.86          0.73
40.01   -       45.00           252     10,266,593.67          1.04
45.01   -       50.00           415     15,576,001.87          1.58
50.01   -       55.00           384     18,222,804.48          1.85
55.01   -       60.00           600     29,137,735.77          2.96
60.01   -       65.00           832     46,589,695.20          4.73
65.01   -       70.00         1,319     75,200,479.95          7.63
70.01   -       75.00         1,865    113,114,870.69         11.48
75.01   -       80.00         4,282    292,469,356.43         29.67
80.01   -       85.00         3,019    219,359,609.76         22.26
85.01   -       90.00         1,578    143,789,025.96         14.59
90.01   -       95.00            25        698,795.88          0.07
95.01           100.00          136      2,949,653.92          0.30

                             15,273   $985,610,830.81        100.00  %
                           -------- -------------------
Min:                2.00
Max:              100.00
Weighted Average:  77.21
-----------------


MERRILL LYNCH
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

FIXED RATE COLLATERAL

          Statistical Calculation Date Coupon Rates - Fixed Rate Loans

Range of                   Number of            Aggregate       % of Aggregate
Coupon Rates            Home Equity Loans       Loan Balance     Loan Balance

7.01    -        8.00 %          166         $14,363,264.78          1.46 %
8.01    -        9.00          1,466         121,526,806.79         12.33
9.01    -       10.00          3,462         255,864,399.75         25.96
10.01   -       11.00          3,943         267,400,344.05         27.13
11.01   -       12.00          2,628         158,161,425.69         16.05
12.01   -       13.00          1,767          90,686,970.56          9.20
13.01   -       14.00          1,048          47,325,726.10          4.80
14.01   -       15.00            497          19,618,863.47          1.99
15.01   -       16.00            139           5,619,550.03          0.57
16.01   -       17.00            121           3,954,394.71          0.40
17.01   -       18.00             32             997,422.77          0.10
18.01   -       19.00              2              36,462.11          0.00
19.01   -       21.00              2              55,200.00          0.01

                              15,273        $985,610,830.81        100.00 %
                             ----------    -------------------     --------
Min:                7.10
Max:               20.49
Weighted Average:  10.68
-------------------     -------------------


MERRILL LYNCH
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.


FIXED RATE COLLATERAL

Statistical Calculation Date Loan Balances - Fixed Rate Loans

                                             Number of         Aggregate        % of Aggregate
Range of Loan Balances                  Home Equity Loans       Loan Balance     Loan Balance

      $0.00     -          25,000.00          1,842       $34,962,115.42          3.55    %
  25,000.01     -          50,000.00          5,030       191,417,502.12         19.42
  50,000.01     -          75,000.00          4,115       252,939,627.47         25.66
  75,000.01     -         100,000.00          1,960       169,390,781.01         17.19
  100,000.01    -         125,000.00          1,071       119,289,162.73         12.10
  125,000.01    -         150,000.00            535        73,251,141.55          7.43
  150,000.01    -         175,000.00            292        47,128,762.76          4.78
  175,000.01    -         200,000.00            169        31,691,143.91          3.22
  200,000.01    -         225,000.00            107        22,714,632.51          2.30
  225,000.01    -         250,000.00            44         10,432,644.05          1.06
  250,000.01    -         275,000.00            40         10,515,538.34          1.07
  275,000.01    -         300,000.00            26          7,498,589.55          0.76
  300,000.01    -         325,000.00            16          4,988,650.44          0.51
  325,000.01    -         350,000.00            14          4,793,172.38          0.49
  350,000.01    -         375,000.00            4           1,438,184.87          0.15
  375,000.01    -         400,000.00            5           1,902,679.76          0.19
  400,000.01    -         425,000.00            2             824,828.68          0.08
  425,000.01    -         450,000.00            1             431,673.26          0.04

                                           15,273        $985,610,830.81        100.00  %
                                          ---------    -------------------
Min:            5,000.00
Max:          431,673.26
Average:                    64,532.89
---------

MERRILL LYNCH
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

FIXED RATE COLLATERAL

                Types of Mortgaged Properties - Fixed Rate Loans

                       Number of            Aggregate       % of Aggregate
Property Types      Home Equity Loans       Loan Balance    Loan Balance

Single Family Detached        13,249      $852,667,466.61        86.51 %
Two to Four- Family Residence    777        58,693,527.97         5.96
Single Family Attached           573        30,526,170.23         3.10
Manufactured Housing             413        21,862,959.30         2.22
Planned Unit Development         127        12,131,852.91         1.23
Condominium                       99         5,895,871.74         0.60
Mixed Use                         35         3,832,982.05         0.39

                              15,273      $985,610,830.81       100.00 %
                              -------    -----------------


                      Occupancy Status - Fixed Rate Loans

                       Number of            Aggregate       % of Aggregate
Occupancy Status       Home Equity Loans    Loan Balance    Loan Balance

Owner Occupied             14,417         $944,606,972.32        95.84 %
Investor Owned                856           41,003,858.49         4.16

                           15,273         $985,610,830.81       100.00 %
                          --------       ------------------     ----------


MERRILL LYNCH
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

FIXED RATE COLLATERAL

             Distribution of Months of Seasoning - Fixed Rate Loans

Months of       Number of               Aggregate       % of Aggregate
Seasoning       Home Equity Loans       Loan Balance    Loan Balance

 0 -  1           3,977              $267,869,869.08        27.18 %
 2 - 12          11,272               716,358,831.52        72.68
     13+             24                 1,382,130.21         0.14

                 15,273              $985,610,830.81       100.00 %
               ------------     -------------------

Min:               0.00
Max:              33.00
Weighted Average:  2.27
-----------------



        Distribution of Remaining Months to Maturity - Fixed Rate Loans

Months Remaining             Number of         Aggregate       % of Aggregate
to Maturity            Home Equity Loans       Loan Balance    Loan Balance

0       -       120             583          $17,864,531.04         1.81  %
121     -       180           9,202          584,395,929.43         59.29
181     -       240           2,233          130,031,505.04         13.19
241     -       300             254           16,399,490.27          1.66
301     -       360           3,001          236,919,375.03         24.04

                             15,273         $985,610,830.81        100.00  %
                            -----------   -------------------
Min:               44.00
Max:              360.00
Weighted Average: 229.61
-----------------

MERRILL LYNCH
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

FIXED RATE COLLATERAL

         Distribution of Original Months to Maturity - Fixed Rate Loans

Original Months            Number of        Aggregate       % of Aggregate
to Maturity           Home Equity Loans    Loan Balance      Loan Balance

0       -       60              48           $934,231.84          0.09 %
61      -       120             535        16,930,299.20          1.72
121     -       180           9,202       584,395,929.43         59.29
181     -       240           2,233       130,031,505.04         13.19
241     -       300             254        16,399,490.27          1.66
301     -       360           3,001       236,919,375.03         24.04

                             15,273      $985,610,830.81        100.00 %
                            --------   -------------------
Min:              48.00
Max:             360.00
Weighted Average:      231.89
-----------------

                       Days Delinquent - Fixed Rate Loans

                           Number of          Aggregate       % of Aggregate
Days Delinquent         Home Equity Loans    Loan Balance      Loan Balance

0   -    30               15,099          $975,455,102.00        98.97 %
31  -    60                  166             9,804,420.50         0.99
61  -    90                    8               351,308.31         0.04

                          15,273          $985,610,830.81       100.00  %
                          --------        ---------------


MERRILL LYNCH
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

FIXED RATE COLLATERAL

       Statistical Calculation Date Junior Lien Ratio - Fixed Rate Loans

Junior                        Number of         Aggregate       % of Aggregate
Lien Ratio                 Home Equity Loans    Loan Balance    Loan Balance

5.01    -       10.00 %          10             $167,786.19        0.28 %
10.01   -       15.00           143            2,666,815.12        4.39
15.01   -       20.00           373            8,895,927.64       14.63
20.01   -       25.00           302            8,276,665.79       13.61
25.01   -       30.00           246            8,427,352.20       13.86
30.01   -       35.00           199            7,357,133.08       12.10
35.01   -       40.00           152            5,995,430.92        9.86
40.01   -       45.00           114            4,970,813.06        8.17
45.01   -       50.00            77            3,497,581.47        5.75
50.01   -       55.00            41            2,024,612.08        3.33
55.01   -       60.00            36            1,814,956.77        2.98
60.01   -       65.00            26            1,223,933.39        2.01
65.01   -       70.00            25            1,456,217.80        2.39
70.01   -       75.00            23            1,160,837.80        1.91
75.01   -       80.00            18              709,620.93        1.17
80.01   -       85.00            16              878,370.65        1.44
85.01   -       90.00            11              746,987.12        1.23
90.01   -       95.00             7              369,209.87        0.61
95.01   -       100.00            2              170,885.56        0.28

                              1,821          $60,811,137.44      100.00 %
                            ----------   -------------------
Min:            6.48
Max:            98.01
Weighted Average:      35.71
-------------------

MERRILL LYNCH
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

FIXED RATE COLLATERAL

      Statistical Calculation Date Debt to Income Ratio - Fixed Rate Loans

Range of Debt             Number of        Aggregate        % of Aggregate
to Income Ratio        Home Equity Loans   Loan Balance      Loan Balance

0.00    -    5.00  %            29       $1,641,270.80          0.17  %
5.01    -   10.00               99        4,724,518.22          0.48
10.01   -   15.00              332       14,663,787.23          1.49
15.01   -   20.00              779       36,011,784.63          3.65
20.01   -   25.00            1,214       63,894,730.82          6.48
25.01   -   30.00            1,712       96,792,547.12          9.82
30.01   -   35.00            2,039      125,685,985.19         12.75
35.01   -   40.00            2,378      155,405,314.23         15.77
40.01   -   45.00            2,903      199,793,530.63         20.27
45.01   -   50.00            3,303      246,258,715.06         24.99
50.01   -   55.00              463       38,147,001.78          3.87
55.01   -   60.00               16        1,877,569.38          0.19
60.01   -   65.00                2          128,604.18          0.01
65.01   -   70.00                1           59,500.00          0.01
70.01   -   75.00                2          148,000.00          0.02
75.01   -   80.00                1          377,971.54          0.04

                            15,273     $985,610,830.81        100.00 %
                          ---------- -------------------
Min:            2
Max:            78
Weighted Average:         38.36
-------------------

MERRILL LYNCH
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

FIXED RATE COLLATERAL

                        Lien Position - Fixed Rate Loans

                   Number of           Aggregate       % of Aggregate
Lien Position   Home Equity Loans       Loan Balance    Loan Balance

First Lien       13,452              $924,799,693.37         93.83  %
Second Lien       1,821                60,811,137.44          6.17

                 15,273              $985,610,830.81        100.00 %
                 -------            -----------------

                           Balloon - Fixed Rate Loans

                    Number of           Aggregate        % of Aggregate
Balloon           Home Equity Loans     Loan Balance     Loan Balance

240/180 Balloon         2                $65,110.14          0.01 %
360/150 Balloon         1                 56,000.00          0.01
360/180 Balloon     6,338            459,153,681.00         46.59
Fixed               8,893            522,567,213.83         53.02
Prog Pmt               39              3,768,825.84          0.38

                   15,273           $985,610,830.81        100.00  %
                   -------         -----------------       ----------

                        Loan Purpose - Fixed Rate Loans

                     Number of            Aggregate       % of Aggregate
Loan Purpose       Home Equity Loans       Loan Balance    Loan Balance

Debt Consolidation       10,869         $695,475,989.62        70.56  %
Other                     3,061          192,062,864.34        19.49
Purchase                  1,036           80,729,739.50         8.19
Home Improvement            299           16,952,932.97         1.72
Debt Con & HI Combo           8              389,304.38         0.04

                         15,273         $985,610,830.81       100.00  %
                        --------        ----------------     ----------


MERRILL LYNCH
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

FIXED RATE COLLATERAL

                     Documentation Level - Fixed Rate Loans

                         Number of            Aggregate       % of Aggregate
Documentation Level     Home Equity Loans     Loan Balance    Loan Balance

Standard Documentation      12,674          $792,724,293.32         80.43  %
FNMA Documentation           1,154            83,781,665.11          8.50
Limited Documentation          869            70,196,749.00          7.12
No Documentation               576            38,908,123.38          3.95

                            15,273          $985,610,830.81        100.00 %
                           --------        -----------------       ---------

                        Credit Rating - Fixed Rate Loans

                 Number of             Aggregate       % of Aggregate
Credit Rating   Home Equity Loans     Loan Balance    Loan Balance

A1                 1,154            $83,781,665.11          8.50  %
A2                 6,451            445,299,691.77         45.18
A3                   600             52,058,037.49          5.28
A4                   315             24,457,373.59          2.48
B1                 3,274            200,075,826.96         20.30
B3                   164             13,151,156.36          1.33
B4                   130              8,119,686.79          0.82
C1                 2,330            122,890,599.03         12.47
C3                    79              4,035,707.97          0.41
C4                    99              5,096,355.09          0.52
D1                   619             24,458,175.56          2.48
D3                    26                951,847.18          0.10
D4                    32              1,234,707.91          0.13

                  15,273           $985,610,830.81        100.00 %
                  -------         -----------------      ---------


MERRILL LYNCH
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

ADJUSTABLE RATE COLLATERAL

    Geographic Distribution of Mortgaged Properties - Adjustable Rate Loans

                  Number of             Aggregate         % of Aggregate
State           Home Equity Loans       Loan Balance      Loan Balance

Arizona              118              $9,917,647.81          3.34 %
Arkansas               3                 225,072.88          0.08
California           331              47,937,035.66         16.14
Colorado             110              12,814,918.09          4.32
Connecticut           29               2,793,647.65          0.94
Delaware               2                 255,880.93          0.09
District of Columbia   8               1,086,468.97          0.37
Florida              195              17,811,875.05          6.00
Georgia               73               6,996,291.65          2.36
Hawaii                 8               1,332,433.55          0.45
Idaho                 31               2,829,224.79          0.95
Illinois             168              16,913,228.64          5.70
Indiana              117               7,128,369.28          2.40
Iowa                  10                 624,173.60          0.21
Kansas                29               2,137,523.37          0.72
Kentucky              38               2,857,626.27          0.96
Louisiana             12                 990,845.58          0.33
Maine                  2                 168,044.40          0.06
Maryland              42               4,424,516.72          1.49
Massachusetts         51               6,870,023.63          2.31
Michigan             450              35,843,984.90         12.07
Minnesota             65               5,718,398.37          1.93
Mississippi           17                 950,117.92          0.32
Missouri              77               4,884,184.01          1.64
Montana               12               1,561,011.81          0.53
Nebraska               8                 443,939.29          0.15
Nevada                44               5,016,050.21          1.69
New Hampshire          8                 879,849.31          0.30
New Jersey            16               2,121,249.11          0.71
New Mexico            45               3,372,915.10          1.14
New York              12               1,435,866.08          0.48
North Carolina        41               2,699,292.62          0.91
North Dakota           1                 104,400.00          0.04
Ohio                 193              15,174,446.58          5.11
Oklahoma              43               3,932,512.08          1.32
Oregon                44               4,173,058.80          1.41
Pennsylvania          91               7,778,187.61          2.62
Rhode Island          14               1,306,515.52          0.44
South Carolina        10                 777,432.81          0.26
Tennessee             16               1,138,586.97          0.38
Texas                184              16,700,877.84          5.62
Utah                 138              15,541,927.24          5.23
Vermont                2                 179,465.28          0.06
Virginia              18               2,187,115.84          0.74
Washington           123              12,801,645.50          4.31
West Virginia         11                 662,513.54          0.22
Wisconsin             44               3,093,434.49          1.04
Wyoming                3                 327,098.94          0.11

                   3,107            $296,920,926.29        100.00 %
                   -----            ---------------        --------

MERRILL LYNCH
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

ADJUSTABLE RATE COLLATERAL

             Original Loan-to-Value Ratios - Adjustable Rate Loans

Range of                Number of         Aggregate       % of Aggregate
Original LTV's        Home Equity Loans   Loan Balance    Loan Balance

10.01   -    15.00 %         1            $10,940.40         0.00 %
20.01   -    25.00           3             96,278.23         0.03
25.01   -    30.00           13           943,921.23         0.32
30.01   -    35.00           9            462,885.30         0.16
35.01   -    40.00           17           840,312.05         0.28
40.01   -    45.00           19         1,189,805.11         0.40
45.01   -    50.00           40         2,793,291.34         0.94
50.01   -    55.00           40         3,174,793.03         1.07
55.01   -    60.00           65         4,797,905.95         1.62
60.01   -    65.00           166       11,688,539.10         3.94
65.01   -    70.00           246       20,362,956.65         6.86
70.01   -    75.00           447       39,903,597.42        13.44
75.01   -    80.00           868       82,776,494.68        27.88
80.01   -    85.00           625       67,101,777.34        22.60
85.01   -    90.00           545       60,572,708.54        20.40
90.01   -    95.00             2          143,979.97         0.05
95.01   -    100.00            1           60,739.95         0.02

                         3,107       $296,920,926.29       100.00 %
                        ---------   -------------------    ---------
Min:            14.00
Max:            100.00
Weighted Average:           79.38
-------------------

MERRILL LYNCH
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

ADJUSTABLE RATE COLLATERAL

       Statistical Calculation Date Coupon Rates - Adjustable Rate Loans

Range of Current         Number of         Aggregate          % of Aggregate
Coupon Rates          Home Equity Loans    Loan Balance       Loan Balance

6.01    -    7.00 %          6              $840,660.02          0.28  %
7.01    -    8.00           37             6,273,316.34          2.11
8.01    -    9.00          305            36,550,433.35         12.31
9.01    -   10.00          976           101,798,698.48         34.28
10.01   -   11.00        1,097            99,782,927.01         33.61
11.01   -   12.00          528            41,174,024.56         13.87
12.01   -   13.00          113             7,755,391.58          2.61
13.01   -   14.00           37             2,378,774.15          0.80
14.01   -   15.00            8               366,700.80          0.12

                         3,107          $296,920,926.29        100.00 %
                        --------      -------------------
Min:             6.13
Max:            14.75
Weighted Average:       10.15
-------------------

                    Occupancy Status - Adjustable Rate Loans

                         Number of          Aggregate       % of Aggregate
Occupancy Status      Home Equity Loans     Loan Balance     Loan Balance

Investor Owned               208           $14,717,387.80          4.96 %
Owner Occupied             2,899           282,203,538.49         95.04

                           3,107          $296,920,926.29        100.00 %
                          ------          ---------------       ---------


MERRILL LYNCH
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

ADJUSTABLE RATE COLLATERAL

       Statistical Calculation Date Loan Balances - Adjustable Rate Loans

                                 Number of       Aggregate       % of Aggregate
Range of Loan Balances     Home Equity Loans    Loan Balance     Loan Balance

      $0.00  -     25,000.00         62       $1,313,219.93           0.44 %
  25,000.01  -     50,000.00        555       22,008,370.49           7.41
  50,000.01  -     75,000.00        772       48,530,499.40          16.34
  75,000.01  -    100,000.00        636       55,353,416.10          18.64
 100,000.01  -    125,000.00        413       46,012,605.62          15.50
 125,000.01  -    150,000.00        241       32,956,554.88          11.10
 150,000.01  -    175,000.00        138       22,284,213.19           7.51
 175,000.01  -    200,000.00         90       16,868,424.99           5.68
 200,000.01  -    225,000.00         68       14,390,589.76           4.85
 225,000.01  -    250,000.00         33        7,871,070.03           2.65
 250,000.01  -    275,000.00         37        9,656,672.87           3.25
 275,000.01  -    300,000.00         29        8,302,537.55           2.80
 300,000.01  -    325,000.00          9        2,816,302.69           0.95
 325,000.01  -    350,000.00         16        5,468,825.45           1.84
 350,000.01  -    375,000.00          5        1,833,104.10           0.62
 375,000.01  -    400,000.00          2          774,519.24           0.26
 475,000.01  -    500,000.00          1          480,000.00           0.16

                                  3,107     $296,920,926.29         100.00 %
                                 ---------  -----------------
Min:              10,940.40
Max:             480,000.00
Average:          95,565.15
----------------

MERRILL LYNCH
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

ADJUSTABLE RATE COLLATERAL

             Types of Mortgaged Properties - Adjustable Rate Loans

                            Number of           Aggregate        % of Aggregate
Property Types              Home Equity Loans   Loan Balance      Loan Balance

Single Family Detached         2,678          $256,512,382.74        86.39 %
Single Family Attached            59             4,536,213.71         1.53
Two to Four- Family Residence    162            16,845,302.13         5.67
Manufactured Housing              59             4,374,567.71         1.47
Mixed Use                          1                59,878.25         0.02
Planned Unit Development          94            10,562,175.49         3.56
Condominium                       54             4,030,406.26         1.36
                                                                      1.53
                               3,107          $296,920,926.29       100.00 %
                               -----          ----------------      --------


          Distribution of Months of Seasoning - Adjustable Rate Loans

Months of         Number of               Aggregate       % of Aggregate
Seasoning         Home Equity Loans       Loan Balance     Loan Balance

  0 -  1              981               $96,832,622.45         32.61 %
  2 - 12            2,121               199,667,004.53         67.25
      13+               5                   421,299.31          0.14

                    3,107              $296,920,926.29        100.00  %
                  --------            -----------------
Min:    0.00
Max:    17.00
Weighted Average:       2.10
-------------------   ----------

MERRILL LYNCH
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

       Distribution of Original Term to Maturity - Adjustable Rate Loans

Original Term            Number of           Aggregate        % of Aggregate
to Maturity             Home Equity Loans   Loan Balance       Loan Balance

121     -   180              3               $169,516.93    0.06    %
301     -   360          3,104            296,751,409.36         99.94

                         3,107           $296,920,926.29        100.00  %
                         -------       -------------------
Min:            180.00
Max:            360.00
Weighted Average:             359.90
-------------------



      Distribution of Remaining Months to Maturity - Adjustable Rate Loans

Months Remaining         Number of          Aggregate       % of Aggregate
to Maturity          Home Equity Loans     Loan Balance    Loan Balance

121     -  180                3             169,516.93          0.06 %
301     -  360            3,104         296,751,409.36         99.94

                          3,107        $296,920,926.29        100.00  %
                     -----------     -------------------
Min:            176.00
Max:            360.00
Weighted Average:          357.80
-------------------

MERRILL LYNCH
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

ADJUSTABLE RATE COLLATERAL

                Distribution of Margins - Adjustable Rate Loans

Range of               Number of          Aggregate         % of Aggregate
Margins             Home Equity Loans    Loan Balance       Loan Balance

1.01    -   2.00 %         1              $58,378.94           0.02 %
2.01    -   3.00           2              169,205.14           0.06
3.01    -   4.00           9            1,395,478.67           0.47
4.01    -   5.00         192           20,603,418.57           6.94
5.01    -   6.00       1,139          116,813,404.73          39.34
6.01    -   7.00       1,164          106,414,566.96          35.84
7.01    -   8.00         482           42,113,613.47          14.18
8.01    -   9.00          79            6,538,028.92           2.20
9.01    -  10.00          34            2,363,697.46           0.80
10.01   -  11.00           2              189,854.93           0.06
11.01   -  12.00           3              261,278.50           0.09

                       3,107         $296,920,926.29         100.00 %
                      ---------     -------------------
Min:            2.00
Max:            11.60
Weighted Average:         6.21
-------------------


                      Product Type - Adjustable Rate Loans

                      Number of          Aggregate          % of Aggregate
Product Type       Home Equity Loans     Loan Balance       Loan Balance

2/28                     2,306          $213,148,554.15          71.79 %
3/27                       352            36,805,359.17          12.40
6 month LIBOR              449            46,967,012.97          15.82

                         3,107          $296,920,926.29         100.00 %
                         -----          ---------------


MERRILL LYNCH
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

ADJUSTABLE RATE COLLAERAL

          Distribution of Maximum Coupon Rates - Adjustable Rate Loans

                       Number of        Aggregate       % of Aggregate
Maximum Rate      Home Equity Loans     Loan Balance    Loan Balance

9.01    -   10.00 %         2           $119,850.00         0.04 %
10.01   -   11.00           1            132,000.00         0.04
11.01   -   12.00           1             84,775.05         0.03
12.01   -   13.00           3            291,171.44         0.10
13.01   -   14.00          17          2,566,647.62         0.86
14.01   -   15.00         207         26,476,837.38         8.92
15.01   -   16.00         885         93,774,154.56        31.58
16.01   -   17.00       1,123        105,052,830.03        35.38
17.01   -   18.00         606         49,743,658.60        16.75
18.01   -   19.00         193         14,196,531.40         4.78
19.01   -   20.00          56          3,852,892.04         1.30
20.01   -   21.00          12            607,085.10         0.20
21.01   -   22.00           1             22,493.07         0.01

                        3,107       $296,920,926.29       100.00 %
                        ------     -------------------
Min:            9.50
Max:            21.75
Weighted Average:        16.37
-------------------


                     Lien Position - Adjustable Rate Loans

                   Number of             Aggregate         % of Aggregate
Lien Position     Home Equity Loans     Loan Balance       Loan Balance

First Lien            3,107            $296,920,926.29        100.00

                      3,107            $296,920,926.29        100.00 %
                      -----            ---------------        ---------

MERRILL LYNCH
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

ADJUSTABLE RATE COLLATERAL

          Distribution of Minimum Coupon Rates - Adjustable Rate Loans

                        Number of         Aggregate       % of Aggregate
Minimum Rate         Home Equity Loans    Loan Balance    Loan Balance

5.01    -   6.00 %        2               $171,362.06         0.06 %
6.01    -   7.00          7              1,042,922.87         0.35
7.01    -   8.00         37              6,273,316.34         2.11
8.01    -   9.00        308             36,841,121.07        12.41
9.01    -  10.00        976            101,716,295.95        34.26
10.01   -  11.00      1,095             99,411,382.31        33.48
11.01   -  12.00        525             41,043,228.32        13.82
12.01   -  13.00        114              7,848,211.50         2.64
13.01   -  14.00         35              2,206,385.07         0.74
14.01   -  15.00          8                366,700.80         0.12

                      3,107           $296,920,926.29       100.00 %
                      -------     -------------------
Min:            5.375
Max:            14.75
Weighted Average:       10.14
-------------------     -------------------


                    Days Delinquent - Adjustable Rate Loans

                     Number of         Aggregate       % of Aggregate
Days Delinquent   Home Equity Loans    Loan Balance    Loan Balance

0   -  30             3,063         $292,577,726.59        98.54 %
31  -  60                40            3,568,594.23         1.20
61  -  90                 4              774,605.47         0.26

                      3,107         $296,920,926.29       100.00 %
                      ------        ----------------


MERRILL LYNCH
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

ADJUSTABLE RATE COLLATERAL

           Distribution of Coupon Rate Change - Adjustable Rate Loans

Month of Next Coupon    Number of             Aggregate       % of Aggregate
Rate Change             Home Equity Loans     Loan Balance    Loan Balance

April-98                  22                  $1,737,941.95          0.59 %
May-98                    28                   2,699,931.18          0.91
June-98                  117                  11,890,835.98          4.00
July-98                  165                  17,809,739.56          6.00
August-98                101                  11,689,670.98          3.94
September-98              16                   1,138,893.32          0.38
November-98                1                      55,242.08          0.02
June-99                    2                     165,214.94          0.06
July-99                    5                     414,354.85          0.14
August-99                 11                     647,262.41          0.22
September-99              25                   2,506,491.10          0.84
October-99                47                   4,665,081.17          1.57
November-99              142                  13,197,894.02          4.44
December-99              547                  46,219,698.59         15.57
January-00               865                  81,769,611.18         27.54
February-00              628                  59,584,266.81         20.07
March-00                  33                   3,923,437.00          1.32
July-00                    3                     331,747.34          0.11
September-00               1                      62,842.58          0.02
October-00                 7                     761,278.70          0.26
November-00               13                   1,577,092.12          0.53
December-00               46                   4,563,852.61          1.54
January-01               149                  15,699,498.72          5.29
February-01              117                  11,919,797.10          4.01
March-01                  16                   1,889,250.00          0.64

                       3,107                $296,920,926.29        100.00 %
                       -----                ----------------       --------


MERRILL LYNCH
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

ADJUSTABLE RATE COLLATERAL

                      Credit Score - Adjustable Rate Loans

                     Number of         Aggregate       % of Aggregate
Credit Score     Home Equity Loans     Loan Balance    Loan Balance

        A1               10             $785,057.18          0.26 %
        A2            1,323          138,174,947.67         46.54
        A3              164           21,143,493.52          7.12
        A4              199           22,063,256.19          7.43
        B1              704           60,068,774.66         20.23
        B3               52            6,012,300.86          2.02
        B4               74            6,736,229.89          2.27
        C1              464           33,486,048.70         11.28
        C3               12            1,136,035.27          0.38
        C4               29            2,250,731.30          0.76
        D1               67            4,198,785.23          1.41
        D3                1              236,000.00          0.08
        D4                8              629,265.82          0.21

                      3,107         $296,920,926.29        100.00 %

                        Balloon - Adjustable Rate Loans

                 Number of             Aggregate        % of Aggregate
Balloon        Home Equity Loans       Loan Balance     Loan Balance

Fully Amortizing         3,107       $296,920,926.29        100.00 %

                         3,107       $296,920,926.29        100.00 %
                         -----       ---------------        --------

MERRILL LYNCH
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

ADJUSTABLE RATE COLLATERAL

   Statistical Calculation Date Debt to Income Ratio - Adjustable Rate Loans

Range of Debt              Number of        Aggregate       % of Aggregate
to Income Ratio        Home Equity Loans     Loan Balance    Loan Balance

5.01    -  10.00 %          14              $1,254,685.40          0.42 %
10.01   -  15.00            55               3,427,166.12          1.15
15.01   -  20.00           130               8,782,282.08          2.96
20.01   -  25.00           218              15,694,735.55          5.29
25.01   -  30.00           298              26,233,103.00          8.84
30.01   -  35.00           388              35,175,634.11         11.85
35.01   -  40.00           473              44,629,669.39         15.03
40.01   -  45.00           604              59,563,812.28         20.06
45.01   -  50.00           669              73,060,228.01         24.61
50.01   -  55.00           226              25,710,836.32          8.66
55.01   -  60.00            31               3,263,924.03          1.10
60.01   -  65.00             1                 124,850.00          0.04

                         3,107            $296,920,926.29        100.00 %
                        ------           -------------------
Min:            6.00
Max:            61.00
Weighted Average:       39.75
-------------------


                      Loan Purpose - Adjustable Rate Loans

                  Number of             Aggregate        % of Aggregate
Loan Purpose      Home Equity Loans     Loan Balance     Loan Balance

Debt Consolidation         1,578     $150,578,013.49          50.71 %
Purchase                   1,003       98,381,149.96          33.13
Other                        507       46,062,261.81          15.51
Home Improvement              19        1,899,501.03           0.64

                           3,107     $296,920,926.29         100.00 %
                           ------    ----------------        --------


MERRILL LYNCH
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

ADJUSTABLE RATE COLLATERAL

                   Periodic Rate Cap - Adjustable Rate Loans

                         Number of          Aggregate       % of Aggregate
Periodic Rate Cap      Home Equity Loans    Loan Balance    Loan Balance

    1.0 %                 2,836           $270,086,479.36        90.96 %
    1.5                     267             26,425,637.93         8.90
    2.0                       1                 90,472.15         0.03
    3.0                       3                318,336.85         0.11

                          3,107           $296,920,926.29       100.00 %
                         -------         -----------------      ---------
Min:    1.00
Max:    3.00
Weighted Average:    1.05
-------------------


                  Initial Periodic Cap - Adjustable Rate Loans

Initial                Number of          Aggregate       % of Aggregate
Periodic Cap        Home Equity Loans    Loan Balance      Loan Balance

   1.0 %                  451          $46,445,539.98         15.64 %
   1.5                    240           22,901,426.63          7.71
   2.0                     24            2,621,469.04          0.88
   3.0                  2,366          222,404,816.50         74.90
   6.0                     17            1,671,111.87          0.56
   7.0                      9              876,562.27          0.30

                        3,107         $296,920,926.29        100.00 %
                       --------     -------------------
Min:    1.00
Max:    7.00
Weighted Average:    2.59
-------------------

MERRILL LYNCH
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

ADJUSTABLE RATE COLLATERAL

                  Documentation Level - Adjustable Rate Loans

                        Number of          Aggregate       % of Aggregate
Documentation Level   Home Equity Loans    Loan Balance    Loan Balance

Standard Documentation   2,558          $235,928,556.26        79.46 %
No Documentation           310            31,679,483.20        10.67
Limited Documentation      229            28,527,829.65         9.61
FNMA Documentation          10               785,057.18         0.26

                         3,107          $296,920,926.29       100.00 %
                         -----          ----------------      --------

MERRILL LYNCH
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                                  PAC SCHEDULE


                                  PAC Schedule
Period                     Period                        Period
0         1,149,125,000.00      43        303,036,312.67        86        52,942,886.81
1         1,149,125,000.00      44        291,420,694.80        87        50,470,469.72
2         1,149,125,000.00      45        280,245,944.62        88        48,091,093.66
3         1,149,125,000.00      46        269,495,179.18        89        45,801,256.62
4         1,149,125,000.00      47        259,152,171.32        90        43,597,589.17
5         1,149,125,000.00      48        249,201,323.75        91        41,476,849.31
6         1,149,125,000.00      49        239,627,644.12        92        39,435,917.68
7         1,120,505,653.87      50        230,416,721.08        93        37,471,792.78
8         1,088,708,610.31      51        221,554,701.38        94        35,581,586.58
9         1,054,941,286.54      52        213,028,267.87        95        33,762,520.08
10        1,019,416,896.07      53        204,824,618.33        96        32,011,919.25
11          984,191,273.04      54        196,931,445.26        97        30,327,210.94
12          949,605,528.42      55        189,336,916.35        98        28,705,919.12
13          918,571,440.75      56        182,029,655.86        99        27,145,661.11
14          887,966,990.72      57        174,998,726.69        100       25,644,144.09
15          857,795,051.59      58        168,233,613.14        101       24,199,161.63
16          828,059,827.41      59        161,724,204.43        102       22,808,590.47
17          799,096,175.69      60        155,460,778.82        103       21,470,387.26
18          770,883,848.27      61        149,433,988.44        104       20,182,585.64
19          743,403,138.04      62        143,634,844.58        105       18,943,293.26
20          716,634,864.25      63        138,054,703.76        106       17,750,688.94
21          690,560,358.05      64        132,685,254.21        107       16,603,020.06
22          665,161,448.56      65        127,518,502.95        108       15,498,599.88
23          640,433,989.54      66        122,546,763.35        109       14,435,805.11
24          616,346,394.17      67        117,762,643.24        110       13,413,073.44
25          592,881,943.53      68        113,159,033.44        111       12,428,901.28
26          570,024,363.03      69        108,729,096.74        112       11,481,841.56
27          547,757,810.27      70        104,466,257.38        113       10,577,106.35
28          526,066,863.36      71        100,364,190.90        114        9,706,336.75
29          504,936,509.48      72         96,416,814.34        115        8,868,262.00
30          484,352,133.80      73         92,618,276.97        116        8,061,658.97
31          464,299,508.71      74         88,962,951.25        117        7,285,350.36
32          444,764,783.32      75         85,445,424.19        118        6,538,202.91
33          425,734,473.27      76         82,060,489.10        119        5,819,125.86
34          407,195,450.83      77         78,803,137.57        120        5,127,069.22
35          389,137,556.29      78         75,668,551.87        121        4,461,022.33
36          371,545,564.24      79         72,652,097.54        122        3,820,012.35
37          371,545,564.24      80         69,749,316.40        123        3,203,102.79
38          368,891,635.23      81         66,833,117.88        124        2,609,392.24
39          354,269,621.25      82         63,837,945.49        125        2,038,012.97
40          340,707,615.41      83         60,955,504.45        126        1,488,129.70
41          327,661,125.84      84         58,181,546.56        127          958,938.37
42          315,110,364.06      85         55,511,984.72        128          449,664.97

MERRILL LYNCH
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.


                               AVAILABLE FUNDS CAP

        Group1   Group2              Group1    Group2                Group1     Group2                 Group1   Group2        2
1        3.00    3.09           49       9.65    10.80          97       9.54    10.79          145      9.48    10.80        7
2        9.20    9.43           50       9.65    10.80          98       9.53    10.79          146      9.48    10.80        7
3        9.20    9.45           51       9.65    10.80          99       9.54    10.79          147      9.49    10.80        7
4        9.18    9.54           52       9.64    10.80          100      9.53    10.79          148      9.48    10.80        7
5        9.17    9.67           53       9.64    10.80          101      9.52    10.79          149      9.48    10.80        7
6        9.16    9.76           54       9.64    10.80          102      9.53    10.79          150      9.49    10.80        7
7        8.64    9.27           55       9.63    10.80          103      9.52    10.79          151      9.49    10.80        7
8        8.63    9.28           56       9.63    10.80          104      9.52    10.79          152      9.49    10.80        7
9        8.60    9.30           57       9.63    10.80          105      9.51    10.79          153      9.49    10.80        7
10       8.58    9.39           58       9.63    10.80          106      9.51    10.79          154      9.49    10.80        7
11       8.56    9.52           59       9.63    10.80          107      9.53    10.79          155      9.51    10.80        7
12       8.53    9.61           60       9.62    10.80          108      9.51    10.79          156      9.50    10.80        7
13       8.51    9.62           61       9.62    10.80          109      9.51    10.79          157      9.50    10.80        6
14       8.48    9.62           62       9.62    10.80          110      9.50    10.79          158      9.50    10.80        6
15       8.45    9.62           63       9.62    10.80          111      9.50    10.79          159      9.51    10.80        6
16       8.42    9.65           64       9.61    10.80          112      9.50    10.79          160      9.50    10.80        6
17       8.39    9.72           65       9.61    10.80          113      9.49    10.79          161      9.51    10.80        6
18       8.36    9.75           66       9.61    10.80          114      9.50    10.79          162      9.51    10.80        6
19       8.32    9.76           67       9.60    10.80          115      9.49    10.79          163      9.51    10.80        6
20       8.29    9.76           68       9.61    10.80          116      9.49    10.79          164      9.52    10.80        5
21       8.25    9.76           69       9.60    10.80          117      9.49    10.79          165      9.52    10.80        6
22       8.22    10.80          70       9.60    10.80          118      9.48    10.79          166      9.52    10.80        6
23       8.35    10.80          71       9.60    10.80          119      9.50    10.79          167      9.53    10.80
24       8.30    10.80          72       9.59    10.79          120      9.48    10.79          168      9.53    10.80
25       8.27    10.80          73       9.60    10.79          121      9.49    10.79          169      9.53    10.80
26       8.22    10.80          74       9.59    10.79          122      9.48    10.79          170      9.53    10.80
27       8.18    10.80          75       9.59    10.79          123      9.48    10.79          171      9.54    10.80
28       8.14    10.80          76       9.59    10.79          124      9.47    10.79          172      9.54    10.80
29       8.09    10.80          77       9.58    10.79          125      9.47    10.79          173      9.54    10.80
30       8.05    10.80          78       9.59    10.79          126      9.48    10.79          174      9.55    10.80
31       9.65    10.80          79       9.58    10.79          127      9.47    10.79          175      9.55    10.80
32       9.65    10.80          80       9.58    10.79          128      9.47    10.79          176      9.56    10.80
33       9.65    10.80          81       9.57    10.79          129      9.46    10.79          177      9.56    10.80
34       9.65    10.80          82       9.57    10.79          130      9.46    10.79          178      9.56    10.80
35       9.69    10.80          83       9.58    10.79          131      9.48    10.79          179      9.52    10.87
36       9.68    10.80          84       9.57    10.79          132      9.46    10.79          180      9.52    10.87
37       9.68    10.80          85       9.57    10.79          133      9.47    10.79          181      9.52    10.87
38       9.68    10.80          86       9.56    10.79          134      9.47    10.79          182      9.52    10.87
39       9.68    10.80          87       9.56    10.79          135      9.47    10.79          183      9.52    10.87
40       9.67    10.80          88       9.56    10.79          136      9.47    10.79          184      9.52    10.87
41       9.67    10.80          89       9.55    10.79          137      9.47    10.80          185      9.52    10.87
42       9.67    10.80          90       9.56    10.79          138      9.48    10.80          186      9.52    10.87
43       9.67    10.80          91       9.55    10.79          139      9.47    10.80          187      9.52    10.87
44       9.67    10.80          92       9.55    10.79          140      9.48    10.80          188      9.52    10.87
45       9.66    10.80          93       9.54    10.79          141      9.47    10.80          189      9.52    10.87
46       9.66    10.80          94       9.54    10.79          142      9.47    10.80          190      9.52    10.87
47       9.66    10.80          95       9.56    10.79          143      9.49    10.80          191      9.51    10.87
48       9.65    10.80          96       9.54    10.79          144      9.48    10.80          192      9.51    10.87


         Group1   Group2                 Group1   Group2                 Group1   Group2                Group1    Group
193      9.51    10.87          241      9.51    10.87          289      9.48    10.87          337      9.46    10.8
194      9.51    10.87          242      9.51    10.87          290      9.48    10.87          338      9.46    10.8
195      9.51    10.87          243      9.51    10.87          291      9.48    10.87          339      9.46    10.8
196      9.51    10.87          244      9.51    10.87          292      9.48    10.87          340      9.46    10.8
197      9.51    10.87          245      9.50    10.87          293      9.48    10.87          341      9.46    10.8
198      9.51    10.87          246      9.50    10.87          294      9.48    10.87          342      9.46    10.8
199      9.51    10.87          247      9.50    10.87          295      9.48    10.87          343      9.46    10.8
200      9.51    10.87          248      9.50    10.87          296      9.48    10.87          344      9.46    10.8
201      9.51    10.87          249      9.50    10.87          297      9.48    10.87          345      9.46    10.8
202      9.51    10.87          250      9.50    10.87          298      9.47    10.87          346      9.46    10.8
203      9.51    10.87          251      9.50    10.87          299      9.47    10.87          347      9.46    10.8
204      9.51    10.87          252      9.50    10.87          300      9.47    10.87          348      9.46    10.8
205      9.51    10.87          253      9.50    10.87          301      9.47    10.87          349      9.46    10.8
206      9.51    10.87          254      9.50    10.87          302      9.47    10.87          350      9.46    10.8
207      9.51    10.87          255      9.50    10.87          303      9.47    10.87          351      9.46    10.8
208      9.51    10.87          256      9.50    10.87          304      9.47    10.87          352      9.45    10.8
209      9.51    10.87          257      9.50    10.87          305      9.47    10.87          353      9.45    10.8
210      9.51    10.87          258      9.50    10.87          306      9.47    10.87          354      9.45    10.8
211      9.51    10.87          259      9.50    10.87          307      9.47    10.87          355      9.45    10.8
212      9.51    10.87          260      9.49    10.87          308      9.47    10.87          356      9.45    10.8
213      9.51    10.87          261      9.49    10.87          309      9.47    10.87          357      9.45    10.8
214      9.51    10.87          262      9.49    10.87          310      9.47    10.87          358      9.45    10.8
215      9.51    10.87          263      9.49    10.87          311      9.47    10.87          359      -       -
216      9.51    10.87          264      9.49    10.87          312      9.47    10.87          360      -       -
217      9.51    10.87          265      9.49    10.87          313      9.47    10.87
218      9.51    10.87          266      9.49    10.87          314      9.47    10.87
219      9.51    10.87          267      9.49    10.87          315      9.47    10.87
220      9.51    10.87          268      9.49    10.87          316      9.47    10.87
221      9.51    10.87          269      9.49    10.87          317      9.47    10.87
222      9.51    10.87          270      9.49    10.87          318      9.47    10.87
223      9.51    10.87          271      9.49    10.87          319      9.47    10.87
224      9.51    10.87          272      9.49    10.87          320      9.47    10.87
225      9.51    10.87          273      9.49    10.87          321      9.47    10.87
226      9.51    10.87          274      9.49    10.87          322      9.46    10.87
227      9.51    10.87          275      9.49    10.87          323      9.46    10.87
228      9.51    10.87          276      9.49    10.87          324      9.46    10.87
229      9.51    10.87          277      9.48    10.87          325      9.46    10.87
230      9.51    10.87          278      9.48    10.87          326      9.46    10.87
231      9.51    10.87          279      9.48    10.87          327      9.46    10.87
232      9.51    10.87          280      9.48    10.87          328      9.46    10.87
233      9.51    10.87          281      9.48    10.87          329      9.46    10.87
234      9.51    10.87          282      9.48    10.87          330      9.46    10.87
235      9.51    10.87          283      9.48    10.87          331      9.46    10.87
236      9.51    10.87          284      9.48    10.87          332      9.46    10.87
237      9.51    10.87          285      9.48    10.87          333      9.46    10.87
238      9.51    10.87          286      9.48    10.87          334      9.46    10.87
239      9.51    10.87          287      9.48    10.87          335      9.46    10.87
240      9.51    10.87          288      9.48    10.87          336      9.46    10.87


MERRILL LYNCH
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.


                             DELINQUENCY EXPERIENCE
                      CONTIMORGTAGE'S SERVICING PORTFOLIO



                                         Year Ending December 31,
                              1997                       1996                     1995                     1994
                         Number    Dollar         Number      Dollar        Number      Dollar     Number      Dollar
                         of Loans  Amount         of Loans    Amount        of Loans   Amount      of Loans    Amount
Portfolio At            143,944   $9,122,792     93,372      $5,699,145     58,459    $3,427,190   33,270     $1,879,920

Delinquency Percentage (1)
30-59 days                 2.69%     2.37%        3.31%         3.09%       2.32%       2.02%       0.82%       0.67%
60-89 days                 0.77%     0.74%        0.74%         0.72%       0.69%       0.70%       0.19%       0.20%
90 days or more            0.34%     0.31%        0.33%         0.36%       0.95%       1.01%       0.55%       0.57%
                           ----      ----         ----          ----        ----        ----        ----        ----
Total Delinquency          3.80%     3.42%        4.38%         4.17%       3.96%       3.73%       1.56%       1.44%

Total Delinquency Amount  5,463   $311,821       4,088        $237,642     2,316        $128,063     518        $26,993

Default Percentage (2)
Foreclosure                2.66%     2.78%        2.51%         2.62%       1.17%       1.15%       0.33%       0.34%
Bankruptcy                 1.58%     1.53%        1.12%         1.12%       0.68%       0.69%       0.34%       0.33%
REO Properties             0.63%     0.65%        0.43%         0.49%       0.07%       0.08%       0.11%       0.11%
Forbearance (3)            0.51%     0.59%        0.14%         0.15%       0.10%       0.12%        n/a         n/a
                           ----      ----         ----          ----        ----        ----
Total Default              5.37%     5.55%        4.20%         4.38%       2.02%       2.04%       0.78%       0.78%

Total Default Amount      7,736    $506,774      3,926        $249,714     1,182       $69,962       260       $14,717

NOTES:
(1) The period of delinquency is based on the number of days payments are contractually past due. The delinquency statistics for the period exclude loans in foreclosure, bankruptcy, real estate owned or forbearance.
(2) The default percentage represent the ratio of the number or dollar value of delinquent home equity loans in foreclosure, bankruptcy, real estate owned or forbearance to the total number or dollar balance of the outstanding portfolio.
(3)  A reporting change was made in 1997 such that certain 90+ Day Delinquent
     Loans and Foreclosure Loans have been transferred to the Forbearance Loans category. Therefor the 1997 statistics are not directly comparable to the 1996, 1995 and 1994 numbers.

MERRILL LYNCH
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.


                                LOSS EXPERIENCE
                       CONTIMORTGAGE'S SERVICING PORTFOLIO

                                                 Year Ending December 31,
                                            1997        1996          1995       1994        1993

Average Amount Outstanding (1)         $7,248,686     $4,261,983    $2,641,686  $1,400,163   $606,272
Gross Losses (2)                           30,146          9,487         2,754       1,203      1,469
Recoveries (3)                                116             77            65           0          0
Net Losses (4)                             30,030          9,410         2,689       1,203      1,469
Net Losses as % of Average
Amount Outstanding                           0.41%          0.22%         0.10%       0.09%      0.24%


NOTES:
(1) "Average Amount Outstanding" during the period is the arithmetic average of the principal balances of the mortgage loans outstanding on the last business day of each month during the period.
(2) "Gross Losses" are the amounts which have been determined to be uncollectible relating to mortgage loans for each respective period.
(3) "Recoveries" are recoveries from liquidation proceeds and deficiency judgments.
(4) "Net Losses" represents "Gross Losses" minus "Recoveries".

MERRILL LYNCH
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.